                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-2111

                       RIVERSOURCE LARGE CAP SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DISCIPLINED EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE DISCIPLINED EQUITY
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     23

Notes to Financial Statements.......     29

Report of Independent Registered
   Public Accounting Firm...........     52

Federal Income Tax Information......     54

Board Members and Officers..........     57

Approval of Investment Management
   Services Agreement...............     61

Proxy Voting........................     63

Change in Independent Registered
   Public Accounting Firm...........     63

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Disciplined Equity Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                                                                       16.7%
Consumer Discretionary                                                           15.9%
Energy                                                                           15.2%
Information Technology                                                           13.5%
Health Care                                                                      11.6%
Industrials                                                                       7.6%
Other(1)                                                                         19.5%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Consumer Staples 6.7%, Telecommunication Services 5.7%, Materials 3.4%, Utilities 3.4% and Cash & Cash Equivalents(2) 0.3%.
(2) Of the 0.3%, 0.2% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           5.0%
Chevron                               4.8%
AT&T                                  4.4%
Pfizer                                3.4%
Apple                                 3.1%
Microsoft                             2.6%
Johnson & Johnson                     2.5%
Fannie Mae                            2.1%
ConocoPhillips                        1.9%
Intl Business Machines                1.9%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX
STYLE MATRIX GRAPHIC


          STYLE
VALUE    BLEND    GROWTH
          X                   LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.              14
Gina Mourtzinou, Ph.D.                 11

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AQEAX          04/24/03
Class B                     AQEBX          04/24/03
Class C                     RDCEX          04/24/03
Class I                     ALEIX          07/15/04
Class R2                       --          12/11/06
Class R3                    RSDEX          12/11/06
Class R4(1)                 RQEYX          04/24/03
Class R5                    RSIPX          12/11/06
Class W                     RDEWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $2.819 billion
Number of holdings                              251

--------------------------------------------------------------------------------

 4 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Disciplined Equity Fund Class A
  (excluding sales charge)                             +15.92

Standard & Poor's 500 Index (unmanaged)                +16.13

Lipper Large-Cap Core Funds Index                      +16.16

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.05%                        1.05%
Class B                                           1.82%                        1.82%
Class C                                           1.81%                        1.81%
Class I                                           0.70%                        0.70%
Class R2(b)                                       1.49%                        1.49%
Class R3(b)                                       1.25%                        1.25%
Class R4(c)                                       1.00%                        0.91%
Class R5(b)                                       0.75%                        0.75%
Class W(d)                                        1.18%                        1.18%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%), will not exceed 1.09% for Class A, 1.85% for Class B, 1.85% for Class C, 0.78% for Class I, 1.58% for Class R2, 1.33% for Class R3, 0.88% for Class R4, 0.83% for Class R5 and 1.23% for Class W.
(b)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(d)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                           SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   INCEPTION
 Class A (inception 4/24/03)         +15.92%   +12.61%    +13.86%
 Class B (inception 4/24/03)         +15.18%   +11.78%    +12.97%
 Class C (inception 4/24/03)         +15.14%   +11.80%    +12.98%
 Class I (inception 7/15/04)         +16.29%   +13.01%    +12.63%
 Class R2 (inception 12/11/06)          N/A       N/A      +3.31%*
 Class R3 (inception 12/11/06)          N/A       N/A      +3.46%*
 Class R4** (inception 4/24/03)      +16.15%   +12.87%    +14.06%
 Class R5 (inception 12/11/06)          N/A       N/A      +3.76%*
 Class W (inception 12/1/06)            N/A       N/A      +5.01%*

WITH SALES CHARGE
 Class A (inception 4/24/03)          +9.26%   +10.41%    +12.29%
 Class B (inception 4/24/03)         +10.18%   +10.70%    +12.65%
 Class C (inception 4/24/03)         +14.14%   +11.80%    +12.98%

--------------------------------------------------------------------------------

 6 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AT JUNE 30, 2007
                                                           SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   INCEPTION
 Class A (inception 4/24/03)         +21.13%   +12.25%    +15.20%
 Class B (inception 4/24/03)         +20.25%   +11.43%    +14.30%
 Class C (inception 4/24/03)         +20.40%   +11.39%    +14.32%
 Class I (inception 7/15/04)         +21.49%    +0.00%    +14.47%
 Class R2 (inception 12/11/06)          N/A       N/A      +7.33%*
 Class R3 (inception 12/11/06)          N/A       N/A      +7.48%*
 Class R4** (inception 4/24/03)      +21.35%   +12.50%    +15.40%
 Class R5 (inception 12/11/06)          N/A       N/A      +7.77%*
 Class W (inception 12/1/06)            N/A       N/A      +9.08%*

WITH SALES CHARGE
 Class A (inception 4/24/03)         +14.16%   +10.06%    +13.58%
 Class B (inception 4/24/03)         +15.25%   +10.34%    +13.98%
 Class C (inception 4/24/03)         +19.40%   +11.39%    +14.32%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss RiverSource Disciplined Equity Fund's positioning and results for the 12 months ended July 31, 2007.

Q: How did RiverSource Disciplined Equity Fund perform for the annual period?

A: RiverSource Disciplined Equity Fund's Class A shares (excluding sales charge) returned 15.92% for the 12 months ended July 31, 2007. The Fund underperformed the unmanaged Standard & Poor's 500 Index (S&P 500 Index), which gained 16.13%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 16.16%, for the same period.

   ALL THREE MODELS OUTPERFORMED THE S&P 500 INDEX FOR THE 12-MONTH PERIOD, WITH THE QUALITY MODEL THE STRONGEST PERFORMER, FOLLOWED BY MOMENTUM AND THEN VALUE.


Q: What factors most significantly affected the Fund's performance?

A: The Fund's performance benefited from the three quantitative investment models -- momentum, value and quality -- we employ in selecting stocks for the Fund's portfolio, the quality model the strongest performer, followed by momentum and then value for the 12-month period. This was the first annual period since the Fund's inception during which the quality model took the lead. The quality model was intended to serve as a defensive measure during equity market corrections when investor risk aversion increases, and it indeed did so by tracking the performance of the S&P 500 Index during the significant market slump in July. In comparison, the value and momentum models lagged the S&P 500 Index during the last month of the period. We believe the style diversification provided by the three quantitative models continued to be a notable investment advantage during the annual period overall.

   The Fund's significant positions in energy and telecommunication services and its more modest exposure to financials contributed to performance. Conversely, the Fund's sizable allocation to consumer discretionary and its moderate positions in the strongly performing information technology and industrials sectors detracted.

   Stock selection was effective in nearly all of the sectors in which the Fund invests, and was particularly strong in the industrials, financials and

--------------------------------------------------------------------------------

 8 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   telecommunications sectors. The only sector in which stock selection was weak during the period was consumer discretionary.

   Among individual holdings, energy company Chevron, selected by the quality and value models, contributed most to the Fund's return. Other strong, positive contributors included drug manufacturer Merck & Co., which was favored by all three models; telecommunications leaders AT&T, selected by the momentum and value models; Verizon Communications, a value model pick; and mortgage loan company Fannie Mae, favored by both the value and quality models.

   Stocks that detracted from the Fund's return included pharmaceutical giant Pfizer, which was a quality model pick; consumer staples leader Archer-Daniels-Midland, a momentum model selection; and media behemoth Time Warner, also a momentum model pick. The Fund had significant positions in each of these stocks, and each posted losses for the annual period.

   At the end of July, the Fund's largest individual stock holdings were energy companies Exxon Mobil and Chevron, telecommunications leader AT&T, pharmaceutical company Pfizer, and information technology company Apple.

   The Fund's small exposure to international markets through iShares MSCI EAFE Index Fund through February 2007 also helped performance. iShares MSCI EAFE Index Fund is an exchange-traded fund based on the MSCI EAFE Index of stocks from developed international markets. The Fund's position in iShares MSCI EAFE Index Fund was established -- and eliminated -- based on a separate asset allocation model.

Q: What changes did you make to the Fund's portfolio during the period?

A: The Fund's position in iShares MSCI EAFE Index Fund was eliminated in
   February 2007 in an effort to reduce overall portfolio risk. We had increased the Fund's exposure to iShares MSCI EAFE Index Fund in September 2006, and subsequently began to reduce the allocation in December 2006.

   As a result of quantitative models-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's exposure to consumer discretionary and utilities relative to the S&P 500 Index increased. The Fund's positions in health care and materials decreased. Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For example, the portfolio's weightings by sector and industry can never be more than 6% overweighted or

--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   underweighted relative to the S&P 500 Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

   WE INTEND TO CONTINUE SEEKING OPTIMAL RETURNS FOR THE FUND THROUGH THE STYLE DIVERSIFICATION OFFERED BY OUR THREE QUANTITATIVE INVESTMENT MODELS.


Q: How do you intend to manage the Fund in the coming months?

A: We intend to continue seeking optimal returns for the Fund through the style diversification offered by our three quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio, and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lay ahead.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Equity Fund Class A shares (from 5/1/03 to 7/31/07)* as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.

COMPARATIVE RESULTS

                                                                   SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE DISCIPLINED EQUITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,926    $13,459       $16,399
        Average annual total return         +9.26%    +10.41%       +12.29%
S&P 500 INDEX(1)
        Cumulative value of $10,000       $11,613    $13,959       $17,136
        Average annual total return        +16.13%    +11.76%       +13.51%
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,616    $13,728       $16,244
        Average annual total return        +16.16%    +11.14%       +12.09%

Results for other share classes can be found on pages 6 and 7.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED FUND LINE GRAPH)

                                                RIVERSOURCE DISCIPLINED
                                                  EQUITY FUND CLASS A
                                                (INCLUDES SALES CHARGE)                                   LIPPER LARGE-CAP CORE
                                                       ($16,399)           S&P 500 INDEX(1) ($17,136)   FUNDS INDEX(2) ($16,244)
                                                -----------------------    --------------------------   ------------------------
5/1/03                                                   9,425                       10,000                        10,000
7/03                                                    10,254                       10,849                        10,755
7/04                                                    11,483                       12,278                        11,832
7/05                                                    13,315                       14,003                        13,318
7/06                                                    14,147                       14,756                        13,984
7/07                                                    16,399                       17,136                        16,244

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from April 24, 2003. S&P 500 Index and Lipper peer group data is from May 1, 2003.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                     $1,000         $1,015.50         $5.10(c)       1.02%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.74         $5.11(c)       1.02%
 Class B
   Actual(b)                     $1,000         $1,012.80         $8.88(c)       1.78%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.97         $8.90(c)       1.78%
 Class C
   Actual(b)                     $1,000         $1,012.80         $8.88(c)       1.78%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,015.97         $8.90(c)       1.78%
 Class I
   Actual(b)                     $1,000         $1,016.80         $3.35(c)        .67%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,021.47         $3.36(c)        .67%
 Class R2
   Actual(b)                     $1,000         $1,014.10         $7.39(c)       1.48%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.46         $7.40(c)       1.48%
 Class R3
   Actual(b)                     $1,000         $1,015.50         $6.10(c)       1.22%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,018.74         $6.11(c)       1.22%
 Class R4*
   Actual(b)                     $1,000         $1,016.80         $4.40(c)        .88%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.43         $4.41(c)        .88%
 Class R5
   Actual(b)                     $1,000         $1,016.90         $3.70(c)        .74%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,021.12         $3.71(c)        .74%

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  15

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(b)                     $1,000         $1,015.50         $5.65(c)       1.13%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,019.19         $5.66(c)       1.13%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +1.55% for Class A, +1.28% for Class B, +1.28% for Class C, +1.68% for Class I, +1.41% for Class R2, +1.55% for Class R3, +1.68% for Class R4, +1.69% for Class R5 and +1.55% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.09% for Class A, 1.85% for Class B, 1.85% for Class C, 0.78% for Class I, 1.58% for Class R2, 1.33% for Class R3, 0.88% for Class R4, 0.83% for Class R5 and 1.23% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $5.22 for Class A, $8.99 for Class B, $8.99 for Class C, $3.50 for Class I, $7.41 for Class R2, $6.16 for Class R3, $4.58 for Class R4, $3.72 for Class R5 and $5.89 for Class W; the hypothetical expenses paid would have been $5.23 for Class A, $9.01 for Class B, $9.00 for Class C, $3.51 for Class I, $7.42 for Class R2, $6.17 for Class R3, $4.58 for Class R4, $3.73 for Class R5 and $5.90 for Class W.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.7%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.4%)
General Dynamics                                     98,044              $7,702,337
Goodrich                                             38,815               2,441,852
Honeywell Intl                                      236,834              13,620,323
Lockheed Martin                                     109,106              10,744,759
Precision Castparts                                 127,995              17,542,994
Rockwell Collins                                     39,213               2,693,933
United Technologies                                 170,133              12,414,605
                                                                    ---------------
Total                                                                    67,160,803
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
United Parcel Service Cl B                           69,400               5,254,968
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
Cooper Tire & Rubber                                 13,328                 306,411
Goodyear Tire & Rubber                              194,143(b)            5,575,787
Johnson Controls                                     65,282               7,386,658
                                                                    ---------------
Total                                                                    13,268,856
-----------------------------------------------------------------------------------

AUTOMOBILES (1.0%)
Ford Motor                                          949,756               8,082,424
General Motors                                      375,737              12,173,878
Harley-Davidson                                     144,208               8,266,003
                                                                    ---------------
Total                                                                    28,522,305
-----------------------------------------------------------------------------------

BEVERAGES (1.9%)
Coca-Cola                                           473,330              24,665,226
Molson Coors Brewing Cl B                            10,957                 974,516
PepsiCo                                             442,003              29,004,237
                                                                    ---------------
Total                                                                    54,643,979
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
American Standard Companies                          63,234               3,417,798
Masco                                               136,787               3,721,974
                                                                    ---------------
Total                                                                     7,139,772
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CAPITAL MARKETS (3.5%)
Bear Stearns Companies                               32,004              $3,879,525
Franklin Resources                                  155,884              19,854,945
Janus Capital Group                                  57,498               1,728,390
Legg Mason                                           26,523(f)            2,387,070
Lehman Brothers Holdings                            328,565              20,371,030
Merrill Lynch & Co                                  426,443              31,642,070
Morgan Stanley                                      290,085              18,527,729
T Rowe Price Group                                    3,814                 198,824
                                                                    ---------------
Total                                                                    98,589,583
-----------------------------------------------------------------------------------

CHEMICALS (1.4%)
Ashland                                               8,000                 488,480
Dow Chemical                                        115,065               5,003,026
Ecolab                                               67,323               2,834,972
EI du Pont de Nemours & Co                          279,188              13,046,455
Intl Flavors & Fragrances                            45,228               2,266,375
Monsanto                                            165,680              10,678,076
PPG Inds                                             27,638               2,107,950
Sigma-Aldrich                                        59,672               2,704,335
                                                                    ---------------
Total                                                                    39,129,669
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.3%)
BB&T                                                129,347               4,840,165
Comerica                                            123,145               6,484,816
Fifth Third Bancorp                                  10,200                 376,278
First Horizon Natl                                  130,956               4,153,924
Huntington Bancshares                                41,800                 802,560
KeyCorp                                              80,436               2,790,325
Natl City                                           393,484              11,564,495
Synovus Financial                                    54,813               1,532,571
US Bancorp                                          128,076               3,835,876
                                                                    ---------------
Total                                                                    36,381,010
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Monster Worldwide                                    58,736(b)            2,284,243
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMUNICATIONS EQUIPMENT (0.9%)
Avaya                                                72,746(b)           $1,203,219
Corning                                             242,756(b)            5,787,303
Juniper Networks                                    175,616(b)            5,261,455
QUALCOMM                                            261,676              10,898,805
Tellabs                                             315,628(b)            3,582,378
                                                                    ---------------
Total                                                                    26,733,160
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (6.1%)
Apple                                               665,941(b)           87,744,385
EMC                                               1,286,621(b)           23,815,355
Intl Business Machines                              480,561              53,174,075
Lexmark Intl Cl A                                   113,857(b)            4,501,906
NCR                                                  83,977(b)            4,385,279
                                                                    ---------------
Total                                                                   173,621,000
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                                13,844               1,599,120
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Vulcan Materials                                     44,481               4,257,721
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Ball                                                 31,661               1,623,259
Pactiv                                               98,053(b)            3,099,455
Sealed Air                                           50,522               1,376,725
Temple-Inland                                        16,613                 965,714
                                                                    ---------------
Total                                                                     7,065,153
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                       101,046               4,807,769
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
H&R Block                                            71,860               1,433,607
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.5%)
Bank of America                                     420,777              19,953,245
CIT Group                                           120,412               4,958,566
Citigroup                                           977,792              45,535,774
                                                                    ---------------
Total                                                                    70,447,585
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.5%)
AT&T                                              3,145,269             123,168,734
Embarq                                               78,688               4,862,132
Verizon Communications                              706,965              30,130,848
                                                                    ---------------
Total                                                                   158,161,714
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRIC UTILITIES (1.8%)
American Electric Power                             346,619             $15,074,460
Edison Intl                                          49,383               2,611,867
Entergy                                             125,035              12,498,499
FPL Group                                           318,654              18,395,896
Pinnacle West Capital                                47,828               1,792,593
Progress Energy                                      21,334                 931,442
                                                                    ---------------
Total                                                                    51,304,757
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric                                     48,625               2,288,779
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
BJ Services                                          67,770               1,772,186
Nabors Inds                                          75,642(b,c)          2,211,772
Natl Oilwell Varco                                   27,414(b)            3,292,696
Noble                                                21,064               2,158,217
Transocean                                           44,475(b)            4,778,838
                                                                    ---------------
Total                                                                    14,213,709
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Kroger                                              100,259               2,602,724
Safeway                                             318,606              10,153,973
SUPERVALU                                           208,803               8,700,821
SYSCO                                                74,978               2,390,299
Wal-Mart Stores                                     717,641              32,975,603
                                                                    ---------------
Total                                                                    56,823,420
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.4%)
Sara Lee                                            375,839               5,957,048
Tyson Foods Cl A                                    223,365               4,757,675
WM Wrigley Jr                                         8,183                 471,995
                                                                    ---------------
Total                                                                    11,186,718
-----------------------------------------------------------------------------------

GAS UTILITIES (--%)
Nicor                                                32,448               1,278,776
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Baxter Intl                                          96,193               5,059,752
Becton Dickinson & Co                                44,419               3,391,835
Stryker                                             229,919              14,353,843
Zimmer Holdings                                     182,299(b)           14,175,570
                                                                    ---------------
Total                                                                    36,981,000
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (1.5%)
Cardinal Health                                      85,343              $5,609,595
CIGNA                                               430,592              22,235,772
Express Scripts                                     124,816(b)            6,257,026
Health Management Associates Cl A                    67,300                 542,438
Medco Health Solutions                               41,361(b)            3,361,408
Quest Diagnostics                                    38,786(d)            2,151,459
Tenet Healthcare                                    261,345(b)            1,353,767
                                                                    ---------------
Total                                                                    41,511,465
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.7%)
Harrah's Entertainment                              116,274               9,847,245
Hilton Hotels                                       243,528              10,766,373
Marriott Intl Cl A                                  168,444               6,998,848
McDonald's                                        1,025,655              49,098,105
                                                                    ---------------
Total                                                                    76,710,571
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Centex                                               82,847               3,091,022
DR Horton                                           466,472               7,612,822
KB HOME                                              94,169               2,995,516
Lennar Cl A                                         201,361               6,173,728
Pulte Homes                                         188,605               3,647,621
                                                                    ---------------
Total                                                                    23,520,709
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark                                      207,731              13,974,064
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
Constellation Energy Group                          140,900              11,807,420
Dynegy Cl A                                         437,931(b)            3,901,965
TXU                                                  55,953               3,650,933
                                                                    ---------------
Total                                                                    19,360,318
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.3%)
3M                                                  393,613              35,000,068
Tyco Intl                                            22,489(c)            1,063,505
                                                                    ---------------
Total                                                                    36,063,573
-----------------------------------------------------------------------------------

INSURANCE (4.6%)
ACE                                                 116,429(c)            6,720,282
Allstate                                            451,018              23,971,608
Ambac Financial Group                                60,196               4,042,161
Chubb                                               184,140               9,282,497

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Cincinnati Financial                                 28,900              $1,132,880
Genworth Financial Cl A                             348,663              10,641,195
Lincoln Natl                                         86,117               5,194,577
Marsh & McLennan Companies                          194,762               5,365,693
MBIA                                                 75,996               4,263,376
MetLife                                             113,489               6,834,308
Progressive                                         452,728               9,498,233
Prudential Financial                                137,775              12,210,998
Safeco                                               59,339               3,469,551
Torchmark                                            66,596               4,098,318
Travelers Companies                                 353,002              17,925,442
UnumProvident                                       313,431               7,616,373
                                                                    ---------------
Total                                                                   132,267,492
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Amazon.com                                          181,591(b)           14,262,157
IAC/InterActiveCorp                                 158,366(b)            4,551,439
                                                                    ---------------
Total                                                                    18,813,596
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.8%)
eBay                                                635,338(b)           20,584,951
VeriSign                                             38,282(b)            1,136,593
                                                                    ---------------
Total                                                                    21,721,544
-----------------------------------------------------------------------------------

IT SERVICES (0.9%)
Affiliated Computer Services Cl A                    19,858(b)            1,065,580
Automatic Data Processing                            16,251                 754,371
Cognizant Technology Solutions Cl A                 104,056(b)            8,426,455
Fidelity Natl Information Services                   51,382               2,550,089
First Data                                          181,735(f)            5,777,356
Paychex                                              98,702               4,084,289
Unisys                                              469,201(b)            3,795,836
                                                                    ---------------
Total                                                                    26,453,976
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.8%)
Eastman Kodak                                       205,970(d)            5,200,743
Hasbro                                              149,979               4,202,412
Mattel                                              530,174              12,146,285
                                                                    ---------------
Total                                                                    21,549,440
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (0.2%)
PerkinElmer                                          74,591              $2,075,868
Thermo Fisher Scientific                             60,622(b)            3,165,074
                                                                    ---------------
Total                                                                     5,240,942
-----------------------------------------------------------------------------------

MACHINERY (2.7%)
Caterpillar                                          98,844               7,788,907
Cummins                                              59,608               7,075,470
Deere & Co                                           69,770               8,401,702
Eaton                                                65,117               6,328,070
Illinois Tool Works                                  40,630               2,236,682
Ingersoll-Rand Cl A                                 119,334(c)            6,004,887
ITT                                                  56,354               3,543,540
Navistar Intl                                        54,900(b)            3,465,563
PACCAR                                              268,025              21,929,805
Pall                                                 57,228               2,376,107
Parker Hannifin                                      18,184               1,794,397
Terex                                                48,204(b)            4,157,595
                                                                    ---------------
Total                                                                    75,102,725
-----------------------------------------------------------------------------------

MEDIA (3.2%)
CBS Cl B                                            458,797              14,553,041
Comcast Cl A                                        497,126(b)           13,059,500
DIRECTV Group                                       195,319(b)            4,377,099
Gannett                                             308,497              15,394,000
Interpublic Group of Companies                      341,187(b)            3,579,052
McGraw-Hill Companies                                 9,792                 592,416
Meredith                                             12,130                 685,224
New York Times Cl A                                  70,995(d)            1,622,946
Time Warner                                       1,786,378              34,405,639
Tribune                                              83,709               2,340,504
                                                                    ---------------
Total                                                                    90,609,421
-----------------------------------------------------------------------------------

METALS & MINING (1.1%)
Alcoa                                               264,112              10,089,078
Allegheny Technologies                               62,632               6,571,976
Freeport-McMoRan Copper & Gold                      128,319              12,059,420
United States Steel                                  36,690(f)            3,606,260
                                                                    ---------------
Total                                                                    32,326,734
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MULTILINE RETAIL (0.5%)
Big Lots                                             83,306(b)           $2,154,293
Family Dollar Stores                                 36,123               1,069,963
Kohl's                                               55,930(b)            3,400,544
Nordstrom                                           150,187               7,145,898
                                                                    ---------------
Total                                                                    13,770,698
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
CenterPoint Energy                                  303,481               5,001,367
CMS Energy                                           57,088                 922,542
NiSource                                            121,389               2,314,888
PG&E                                                 68,873               2,948,453
Sempra Energy                                       162,520               8,568,055
TECO Energy                                          40,396                 651,991
Xcel Energy                                          98,866               2,006,980
                                                                    ---------------
Total                                                                    22,414,276
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.5%)
Anadarko Petroleum                                  273,837              13,782,216
Apache                                              132,448              10,707,096
Chevron                                           1,561,283             133,114,989
ConocoPhillips                                      666,527              53,882,043
CONSOL Energy                                        28,588               1,190,690
Devon Energy                                         57,973               4,325,366
Exxon Mobil                                       1,648,955             140,375,540
Hess                                                 62,794               3,842,993
Marathon Oil                                        375,756              20,741,731
Occidental Petroleum                                401,348              22,764,459
Valero Energy                                        84,736               5,678,159
                                                                    ---------------
Total                                                                   410,405,282
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
MeadWestvaco                                         57,197               1,861,190
Weyerhaeuser                                        134,478               9,580,213
                                                                    ---------------
Total                                                                    11,441,403
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Alberto-Culver                                       41,634                 979,232
Avon Products                                       136,094               4,900,745
                                                                    ---------------
Total                                                                     5,879,977
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (8.4%)
Abbott Laboratories                                 551,435             $27,952,240
Forest Laboratories                                  73,718(b)            2,963,464
Johnson & Johnson                                 1,173,043              70,969,102
King Pharmaceuticals                                212,443(b)            3,613,655
Merck & Co                                          772,283              38,343,851
Pfizer                                            4,043,991              95,074,228
                                                                    ---------------
Total                                                                   238,916,540
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
General Growth Properties                           112,440               5,394,871
Simon Property Group                                 63,007(f)            5,451,996
                                                                    ---------------
Total                                                                    10,846,867
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group Cl A                          70,910(b)            2,476,177
-----------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Avis Budget Group                                    13,026(b)              334,377
CSX                                                  67,474               3,198,942
Union Pacific                                        81,844               9,750,895
                                                                    ---------------
Total                                                                    13,284,214
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Intel                                               301,534               7,122,233
KLA-Tencor                                           49,695               2,822,179
LSI                                                 238,134(b)            1,714,565
MEMC Electronic Materials                            35,228(b)            2,160,181
Teradyne                                             58,834(b)              923,105
Xilinx                                               45,631               1,140,775
                                                                    ---------------
Total                                                                    15,883,038
-----------------------------------------------------------------------------------

SOFTWARE (4.0%)
Adobe Systems                                        77,430(b)            3,119,655
Autodesk                                             51,339(b)            2,175,233
BMC Software                                         95,479(b)            2,742,157
CA                                                  256,197               6,425,421
Compuware                                           234,183(b)            2,184,927
Microsoft                                         2,529,902              73,341,859
Oracle                                            1,128,747(b)           21,581,643
                                                                    ---------------
Total                                                                   111,570,895
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SPECIALTY RETAIL (3.7%)
Abercrombie & Fitch Cl A                             47,279              $3,304,802
AutoNation                                          126,049(b)            2,455,435
AutoZone                                             41,363(b)            5,245,242
Bed Bath & Beyond                                   106,045(b)            3,673,399
Best Buy                                             76,085               3,392,630
Gap                                                 252,105               4,336,206
Home Depot                                        1,238,236              46,025,232
Lowe's Companies                                    831,569              23,292,248
RadioShack                                          133,706               3,360,032
Sherwin-Williams                                     53,160               3,704,720
Tiffany & Co                                        106,856               5,155,802
                                                                    ---------------
Total                                                                   103,945,748
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.7%)
Coach                                               425,592(b)           19,347,413
Jones Apparel Group                                  82,114               2,049,565
Liz Claiborne                                        79,065               2,778,344
Nike Cl B                                           222,731              12,573,165
Polo Ralph Lauren                                    57,168               5,107,961
VF                                                   69,819               5,989,772
                                                                    ---------------
Total                                                                    47,846,220
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (4.1%)
Countrywide Financial                               276,087               7,777,371
Fannie Mae                                          976,195              58,415,508
Freddie Mac                                         452,106              25,892,111
MGIC Investment                                      99,793(d)            3,857,997
Washington Mutual                                   524,984              19,702,650
                                                                    ---------------
Total                                                                   115,645,637
-----------------------------------------------------------------------------------

TOBACCO (1.6%)
Altria Group                                        650,584              43,244,319
UST                                                  53,877               2,885,113
                                                                    ---------------
Total                                                                    46,129,432
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
WW Grainger                                          26,000               2,271,360
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,630,769,004)                                               $2,782,533,510
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE DISCIPLINED EQUITY FUND - 2007 ANNUAL REPORT  21

MONEY MARKET FUND (0.3%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  8,325,387(g)           $8,325,387
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,325,387)                                                       $8,325,387
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,639,094,391)(h)                                            $2,790,858,897
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2007, the value of foreign securities represented 0.6% of net assets.

(d) At July 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.2% of net assets. See Note 5 to the financial statements. 0.1% of net assets is the Fund's cash equivalent position.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
S&P 500 Index, Sept. 2007                                                67

(g)  Affiliated Money Market Fund - See Note 7 to the financial statements.

(h) At July 31, 2007, the cost of securities for federal income tax purposes was $2,644,641,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $257,486,790
Unrealized depreciation                                           (111,269,785)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $146,217,005
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 22 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $2,630,769,004)       $2,782,533,510
   Affiliated money market fund (identified cost $8,325,387)
      (Note 7)                                                       8,325,387
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $2,639,094,391)                                               2,790,858,897
Capital shares receivable                                           33,013,338
Dividends and accrued interest receivable                            3,496,204
------------------------------------------------------------------------------
Total assets                                                     2,827,368,439
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                      266,725
Capital shares payable                                               1,458,642
Payable for investment securities purchased                             56,232
Payable upon return of securities loaned (Note 5)                    5,989,000
Variation margin payable                                                10,575
Accrued investment management services fee                              44,996
Accrued distribution fee                                                16,723
Accrued transfer agency fee                                              6,321
Accrued administrative services fee                                      4,109
Accrued plan administration services fee                                 1,096
Other accrued expenses                                                 134,609
------------------------------------------------------------------------------
Total liabilities                                                    7,989,028
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,819,379,411
==============================================================================

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  23

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    3,901,041
Additional paid-in capital                                       2,510,493,651
Undistributed net investment income                                 15,309,316
Accumulated net realized gain (loss)                               138,346,267
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 6)                                             151,329,136
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,819,379,411
==============================================================================

Net assets applicable to outstanding
   shares:                              Class A                               $1,410,073,147
                                        Class B                               $   62,090,519
                                        Class C                               $    3,322,979
                                        Class I                               $  441,406,784
                                        Class R2                              $        4,763
                                        Class R3                              $        4,770
                                        Class R4                              $  157,584,051
                                        Class R5                              $        4,783
                                        Class W                               $  744,887,615
Net asset value per share of
   outstanding capital stock:           Class A shares(1)      195,317,511    $         7.22
                                        Class B shares           8,724,783    $         7.12
                                        Class C shares             467,585    $         7.11
                                        Class I shares          60,689,061    $         7.27
                                        Class R2 shares                661    $         7.21
                                        Class R3 shares                661    $         7.22
                                        Class R4 shares         21,739,173    $         7.25
                                        Class R5 shares                661    $         7.24
                                        Class W shares         103,164,030    $         7.22
--------------------------------------------------------------------------------------------
* Including securities on loan, at
   value (Note 5)                                                             $    5,528,300
--------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $7.66. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 46,250,747
Interest                                                             556,791
Income distributions from affiliated money market fund (Note
   7)                                                              1,766,357
Fee income from securities lending (Note 5)                          102,236
----------------------------------------------------------------------------
Total income                                                      48,676,131
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                14,110,274
Distribution fee
   Class A                                                         3,592,175
   Class B                                                           774,204
   Class C                                                            30,535
   Class R2                                                               15
   Class R3                                                                7
   Class W                                                           360,341
Transfer agency fee
   Class A                                                         1,500,245
   Class B                                                            94,020
   Class C                                                             3,500
   Class R2                                                                2
   Class R3                                                                2
   Class R4                                                          149,207
   Class R5                                                                2
   Class W                                                           288,273
Service fee -- Class R4                                               93,450
Administrative services fees and expenses                          1,224,572
Plan administration services fee
   Class R2                                                                7
   Class R3                                                                7
   Class R4                                                          329,854
Compensation of board members                                         41,234
Custodian fees                                                       197,205
Printing and postage                                                 169,900
Registration fees                                                    193,695
Professional fees                                                     82,684
Other                                                                 80,945
----------------------------------------------------------------------------
Total expenses                                                    23,316,355
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (791,059)
----------------------------------------------------------------------------
                                                                  22,525,296
   Earnings and bank fee credits on cash balances (Note 2)          (177,524)
----------------------------------------------------------------------------
Total net expenses                                                22,347,772
----------------------------------------------------------------------------
Investment income (loss) -- net                                   26,328,359
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  25

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $164,997,246
   Futures contracts                                              10,332,154
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          175,329,400
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          99,972,248
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            275,301,648
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $301,630,007
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   26,328,359    $    8,709,265
Net realized gain (loss) on investments                   175,329,400       122,200,444
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       99,972,248      (121,608,827)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             301,630,007         9,300,882
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (11,770,748)         (354,341)
      Class B                                                (119,376)          (19,051)
      Class C                                                  (7,167)             (767)
      Class I                                              (4,503,510)       (1,329,352)
      Class R2                                                    (53)              N/A
      Class R3                                                    (53)              N/A
      Class R4                                             (2,093,617)             (391)
      Class R5                                                    (54)              N/A
      Class W                                                  (4,357)              N/A
   Net realized gain
      Class A                                             (98,698,411)       (1,913,998)
      Class B                                              (5,457,193)         (540,285)
      Class C                                                (199,900)          (14,293)
      Class I                                             (28,282,528)       (5,176,835)
      Class R2                                                   (338)              N/A
      Class R3                                                   (338)              N/A
      Class R4                                            (15,612,336)           (1,940)
      Class R5                                                   (338)              N/A
      Class W                                                 (27,397)              N/A
---------------------------------------------------------------------------------------
Total distributions                                      (166,777,714)       (9,351,253)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  27

YEAR ENDED JULY 31,                                         2007              2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                             $   88,546,740    $   57,119,187
   Class B shares                                          11,644,836         8,354,913
   Class C shares                                             962,793           459,648
   Class I shares                                         268,920,269       127,309,091
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                         96,913,115         1,874,060
   Class R5 shares                                              5,000               N/A
   Class W shares                                         847,280,579               N/A
Fund merger (Note 9)
   Class A shares                                                 N/A     1,396,617,869
   Class B shares                                                 N/A        85,982,462
   Class C shares                                                 N/A         2,432,014
   Class I shares                                                 N/A        37,756,460
   Class R4 shares                                                N/A       274,057,962
Reinvestment of distributions at net asset value
   Class A shares                                         101,787,281         2,250,671
   Class B shares                                           5,504,829           553,930
   Class C shares                                             204,516            13,921
   Class I shares                                          32,784,089         6,505,529
   Class R4 shares                                         17,705,953             1,577
   Class W shares                                              31,356               N/A
Payments for redemptions
   Class A shares                                        (248,119,981)     (116,576,502)
   Class B shares (Note 2)                                (34,806,536)      (29,916,465)
   Class C shares (Note 2)                                   (749,148)         (373,393)
   Class I shares                                        (138,117,054)       (1,598,499)
   Class R4 shares                                       (203,796,200)      (51,682,981)
   Class W shares                                         (82,651,517)              N/A
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           764,060,920     1,801,141,454
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   898,913,213     1,801,091,083
Net assets at beginning of year                         1,920,466,198       119,375,115
---------------------------------------------------------------------------------------
Net assets at end of year                              $2,819,379,411    $1,920,466,198
=======================================================================================
Undistributed net investment income                    $   15,309,316    $    7,730,352
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec.11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  29

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the

--------------------------------------------------------------------------------

 30 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT 31 settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $250,460 and accumulated net realized gain been increased by $250,460.

--------------------------------------------------------------------------------

 32 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..........................    $55,821,524    $1,705,386
      Long-term capital gain...................     54,647,635       562,953
CLASS B
Distributions paid from:
      Ordinary income..........................      2,555,014       400,261
      Long-term capital gain...................      3,021,555       159,075
CLASS C
Distributions paid from:
      Ordinary income..........................         96,386        10,856
      Long-term capital gain...................        110,681         4,204
CLASS I
Distributions paid from:
      Ordinary income..........................     17,126,482     4,989,806
      Long-term capital gain...................     15,659,556     1,516,381
CLASS R2(A)
Distributions paid from:
      Ordinary income..........................            204           N/A
      Long-term capital gain...................            187           N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income..........................            204           N/A
      Long-term capital gain...................            187           N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income..........................      9,061,667         1,765
      Long-term capital gain...................      8,644,286           566
CLASS R5(A)
Distributions paid from:
      Ordinary income..........................            205           N/A
      Long-term capital gain...................            187           N/A
CLASS W(C)
Distributions paid from:
      Ordinary income..........................         16,585           N/A
      Long-term capital gain...................         15,169           N/A

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  33

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 59,944,450
Undistributed accumulated long-term gain..................    $ 98,799,366
Unrealized appreciation (depreciation)....................    $146,240,903

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger (see Note 9) to ensure that current shareholders of RiverSource Disciplined Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $716,428 for the year ended July 31, 2007. The management fee for the year ended July 31, 2007, was 0.61% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive adjustment.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $26,786 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  35

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $616,732 for Class A, $44,715 for Class B and $304 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it

--------------------------------------------------------------------------------

 36 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, were 1.03% for Class A, 1.79% for Class B, 1.79% for Class C, 0.67% for Class I, 1.48% for Class R2, 1.22% for Class R3, 0.87% for Class R4, 0.74% for Class R5 and 1.13% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $121,727 and the management fees waived at the Fund level were $669,332. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.00% for Class A, 1.78% for Class B, 1.77% for Class C, 0.64% for Class I, 1.46% for Class R2, 1.21% for Class R3, 0.84% for Class R4, 0.71% for Class R5 and 1.11% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.09% for Class A, 1.85% for Class B, 1.85% for Class C, 0.78% for Class I, 1.58% for Class R2, 1.33% for Class R3, 0.88% for Class R4, 0.83% for Class R5 and 1.23% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $177,524 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,996,518,039 and $1,391,070,515, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  37

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JULY 31, 2007
                                             ISSUED FOR
                                             REINVESTED                             NET
                                SOLD        DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
-----------------------------------------------------------------------------------------------
Class A                       12,174,430     14,582,705      (34,507,399)        (7,750,264)
Class B                        1,639,136        796,647       (4,750,576)        (2,314,793)
Class C                          135,752         29,640         (105,911)            59,481
Class I                       37,783,228      4,670,098      (18,989,372)        23,463,954
Class R2(a)                          661             --               --                661
Class R3(a)                          661             --               --                661
Class R4(b)                   13,970,887      2,529,422      (27,927,795)       (11,427,486)
Class R5(a)                          661             --               --                661
Class W(c)                   114,252,036          4,492      (11,092,498)       103,164,030
-----------------------------------------------------------------------------------------------

                                                     YEAR ENDED JULY 31, 2006
                                                       ISSUED FOR
                                                       REINVESTED                             NET
                            SOLD       FUND MERGER    DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------------
Class A                   8,536,165    207,275,407       337,195       (17,270,329)       198,878,438
Class B                   1,250,216     12,879,602        83,745        (4,576,044)         9,637,519
Class C                      68,880        364,574         2,104           (55,973)           379,585
Class I                  18,763,732      5,576,952       969,971          (237,632)        25,073,023
Class R4(b)                 276,369     40,564,166           235        (7,679,229)        33,161,541
---------------------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At July 31, 2007, securities valued at $5,528,300 were on loan to brokers. For collateral, the Fund received $5,989,000 in cash. Cash collateral received is invested in an affiliated money

--------------------------------------------------------------------------------

 38 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $102,236 for the year ended July 31, 2007. Expenses paid to the Investment Manager were $4,189 for the year ended July 31, 2007, which are included in other expenses on the statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $2,083,960 that were pledged as collateral to cover initial margin deposits on 67 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2007 was $24,486,825 with a net unrealized loss of $459,268. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales of securities aggregated $878,276,983 and $869,951,596, respectively, for the year ended July 31, 2007.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  39

9. FUND MERGER

At the close of business on March 10, 2006, RiverSource Disciplined Equity Fund acquired the assets and assumed the identified liabilities of RiverSource Stock Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Disciplined Equity Fund immediately before the acquisition were $207,410,855 and the combined net assets immediately after the acquisition were $2,004,257,622.

The merger was accomplished by a tax-free exchange of 87,585,087 shares of RiverSource Stock Fund valued at $1,796,846,767.

In exchange for the RiverSource Stock Fund shares and net assets, RiverSource Disciplined Equity Fund issued the following number of shares:

                                                                SHARES
-------------------------------------------------------------------------
Class A                                                       207,275,407
Class B                                                        12,879,602
Class C                                                           364,574
Class I                                                         5,576,952
Class Y                                                        40,564,166
-------------------------------------------------------------------------

RiverSource Stock Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net income.

                                                                            ACCUMULATED
                            TOTAL                           UNREALIZED     NET REALIZED     UNDISTRIBUTED
                          NET ASSETS      CAPITAL STOCK    APPRECIATION        LOSS          NET INCOME
---------------------------------------------------------------------------------------------------------
RiverSource
Stock Fund              $1,796,846,767    $1,638,521,442   $166,822,042     $(8,526,929)       $30,212

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of

--------------------------------------------------------------------------------

 40 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  41

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $6.74          $6.70          $5.95          $5.44          $5.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(c)         .06            .04            .02            .01
Net gains (losses) (both realized and
 unrealized)                                .97            .35            .90            .63            .43
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.05            .41            .94            .65            .44
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.06)          (.03)          (.02)            --
Distributions from realized gains          (.51)          (.31)          (.16)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.57)          (.37)          (.19)          (.14)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.22          $6.74          $6.70          $5.95          $5.44
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in
 millions)                               $1,410         $1,368            $28            $13             $8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.03%          1.02%          1.25%          1.13%          1.22%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.13%           .95%           .84%           .65%           .81%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          62%           137%            64%            64%            17%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          15.92%          6.25%         15.95%         11.99%          8.80%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.05%, 1.05%, 1.35%, 1.91% and 7.39% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  43

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $6.65          $6.62          $5.90          $5.43          $5.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(c)         .01            .02           (.02)            --
Net gains (losses) (both realized and
 unrealized)                                .96            .34            .86            .61            .43
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .99            .35            .88            .59            .43
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.01)          (.01)            --             --             --
Distributions from realized gains          (.51)          (.31)          (.16)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.52)          (.32)          (.16)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.12          $6.65          $6.62          $5.90          $5.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $62            $73             $9             $3             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.79%          1.82%          2.04%          1.95%          2.01%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .37%           .20%           .06%          (.16%)         (.08%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          62%           137%            64%            64%            17%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          15.18%          5.42%         15.03%         10.95%          8.60%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.82%, 1.85%, 2.13%, 2.73% and 8.18% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $6.65          $6.62          $5.90          $5.43          $5.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(c)         .01            .01           (.02)            --
Net gains (losses) (both realized and
 unrealized)                                .96            .35            .87            .61            .43
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .99            .36            .88            .59            .43
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)          (.02)            --             --             --
Distributions from realized gains          (.51)          (.31)          (.16)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.53)          (.33)          (.16)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.11          $6.65          $6.62          $5.90          $5.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $3             $3            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.79%          1.81%          2.06%          1.95%          2.01%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .36%           .20%           .02%          (.17%)         (.05%)(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          62%           137%            64%            64%            17%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          15.14%          5.51%         15.03%         10.96%          8.60%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.81%, 1.84%, 2.13%, 2.73% and 8.20% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  45

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                    2007              2006           2005        2004(B)
Net asset value, beginning of period              $6.78          $6.73          $5.96          $5.99
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .11(c)         .08            .04            .02
Net gains (losses) (both realized and
 unrealized)                                        .97            .36            .92           (.05)
----------------------------------------------------------------------------------------------------
Total from investment operations                   1.08            .44            .96           (.03)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.08)          (.08)          (.03)            --
Distributions from realized gains                  (.51)          (.31)          (.16)            --
----------------------------------------------------------------------------------------------------
Total distributions                                (.59)          (.39)          (.19)            --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $7.27          $6.78          $6.73          $5.96
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $441           $252            $82             $9
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e)                                     .67%(f)        .70%(f)        .91%           .93%(f),(g)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                         1.47%          1.41%          1.19%          5.35%(g)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                  62%           137%            64%            64%
----------------------------------------------------------------------------------------------------
Total return(h)                                  16.29%          6.73%         16.29%          (.50%)(i)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from July 15, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70%, 0.72% and 1.27% for the periods ended July 31, 2007, 2006 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                  2007(B)
Net asset value, beginning of period                             $7.57
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .03(c)
Net gains (losses) (both realized and unrealized)                  .20
----------------------------------------------------------------------
Total from investment operations                                   .23
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.08)
Distributions from realized gains                                 (.51)
----------------------------------------------------------------------
Total distributions                                               (.59)
----------------------------------------------------------------------
Net asset value, end of period                                   $7.21
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--
----------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.48%(g)
----------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                           .55%(g)
----------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                 62%
----------------------------------------------------------------------
Total return(h)                                                  3.31%(i)
----------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.49% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  47

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                  2007(B)
Net asset value, beginning of period                             $7.57
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .04(c)
Net gains (losses) (both realized and unrealized)                  .20
----------------------------------------------------------------------
Total from investment operations                                   .24
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.08)
Distributions from realized gains                                 (.51)
----------------------------------------------------------------------
Total distributions                                               (.59)
----------------------------------------------------------------------
Net asset value, end of period                                   $7.22
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--
----------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.22%(g)
----------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                           .81%(g)
----------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                 62%
----------------------------------------------------------------------
Total return(h)                                                  3.46%(i)
----------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.24% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $6.76          $6.71          $5.95          $5.45          $5.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(c)         .07            .05            .03            .01
Net gains (losses) (both realized and
 unrealized)                                .98            .36            .91            .61            .44
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.07            .43            .96            .64            .45
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.07)          (.04)          (.02)            --
Distributions from realized gains          (.51)          (.31)          (.16)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.58)          (.38)          (.20)          (.14)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.25          $6.76          $6.71          $5.95          $5.45
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $158           $224            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .87%           .84%          1.06%           .98%          1.01%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.29%          1.10%          1.03%           .78%           .90%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          62%           137%            64%            64%            17%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          16.15%          6.48%         16.25%         11.87%          9.00%(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.95%, 0.87%, 1.18%, 1.76% and 7.20% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  49

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                  2007(B)
Net asset value, beginning of period                             $7.57
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .06(c)
Net gains (losses) (both realized and unrealized)                  .20
----------------------------------------------------------------------
Total from investment operations                                   .26
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.08)
Distributions from realized gains                                 (.51)
----------------------------------------------------------------------
Total distributions                                               (.59)
----------------------------------------------------------------------
Net asset value, end of period                                   $7.24
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $--
----------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)          .74%(g)
----------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                          1.28%(g)
----------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                 62%
----------------------------------------------------------------------
Total return(h)                                                  3.76%(i)
----------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.75% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                                  2007(B)
Net asset value, beginning of period                             $7.46
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       .03(c)
Net gains (losses) (both realized and unrealized)                  .32
----------------------------------------------------------------------
Total from investment operations                                   .35
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.08)
Distributions from realized gains                                 (.51)
----------------------------------------------------------------------
Total distributions                                               (.59)
----------------------------------------------------------------------
Net asset value, end of period                                   $7.22
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                           $745
----------------------------------------------------------------------
Ratio of expenses to average daily net assets(d),(e),(f)         1.13%(g)
----------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
 assets                                                           .59%(g)
----------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)                                 62%
----------------------------------------------------------------------
Total return(h)                                                  5.01%(i)
----------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.18% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE DISCIPLINED EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Disciplined Equity Fund (the Fund), one of the portfolios constituting the RiverSource Large Cap Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 52 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Equity Fund of the RiverSource Large Cap Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                              Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  53

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28963

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.57316

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.23975

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.52328

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24691

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................         0.28353
Total distributions.........................................        $0.53044

--------------------------------------------------------------------------------

 54 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.31009

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.59362

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.30875

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.59228

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.30922

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.59275

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.29722

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.58075

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  55

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.30998

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.59351

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          26.15%
      Dividends Received Deduction for corporations.........          25.90%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.30998

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.28353
Total distributions.........................................        $0.59351

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 56 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  57

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 58 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  59

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 60 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  61

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

--------------------------------------------------------------------------------

 62 RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                   RIVERSOURCE DISCIPLINED EQUITY FUND -- 2007 ANNUAL REPORT  63

     RIVERSOURCE(R) DISCIPLINED EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6263 G (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE GROWTH FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     20

Notes to Financial Statements.......     26

Report of Independent Registered
   Public Accounting Firm...........     49

Federal Income Tax Information......     50

Board Members and Officers..........     52

Approval of Investment Management
   Services Agreement...............     56

Proxy Voting........................     58

Change in Independent Registered
   Public Accounting Firm...........     58

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Growth Fund seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Information Technology                                                           21.0%
Health Care                                                                      20.0%
Consumer Discretionary                                                           15.8%
Telecommunication Services                                                       14.5%
Consumer Staples                                                                  8.6%
Industrials                                                                       5.6%
Other(1)                                                                         14.5%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Financials 5.4%, Materials 3.4%, Energy 3.0%, Options Purchased 0.4% and Cash & Cash Equivalents(2) 2.3%.
(2) Of the 2.3%, 1.2% is due to security lending activity, 0.2% is due to open options contracts and 0.9% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Virgin Media                          8.3%
Harman Intl Inds                      4.2%
Vodafone Group                        4.0%
QUALCOMM                              4.0%
Cisco Systems                         2.9%
Merck & Co                            2.4%
Boston Scientific                     2.3%
Genentech                             2.3%
Microsoft                             1.9%
Altria Group                          1.9%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                                RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                             X LARGE
                               MEDIUM     SIZE
                               SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                             YEARS IN INDUSTRY
Nick Thakore                         14

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INIDX          03/01/72
Class B                     IGRBX          03/20/95
Class C                     AXGCX          06/26/00
Class I                     AGWIX          03/04/04
Class R2                       --          12/11/06
Class R3                    RSCGX          12/11/06
Class R4(1)                 IGRYX          03/20/95
Class R5                    RSWHX          12/11/06
Class W                        --          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $3.227 billion
Number of holdings                              114

--------------------------------------------------------------------------------

 4 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Growth Fund Class A (excluding sales
  charge)                                              +15.20

Russell 1000(R) Growth Index (unmanaged)               +19.47

Lipper Large-Cap Growth Funds Index                    +17.67

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL
Class A                                                        1.19%
Class B                                                        1.96%
Class C                                                        1.95%
Class I                                                        0.74%
Class R2(a)                                                    1.50%
Class R3(a)                                                    1.27%
Class R4(b)                                                    1.04%(c)
Class R5(a)                                                    0.76%
Class W(d)                                                     1.17%

(a)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.09), will not exceed 0.97% for Class R4.
(d)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                                RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 3/1/72)          +15.20%   +11.58%   +9.55%     +0.77%     +11.81%
 Class B (inception 3/20/95)         +14.31%   +10.72%   +8.70%     -0.01%      +6.19%
 Class C (inception 6/26/00)         +14.31%   +10.73%   +8.71%       N/A       -6.90%
 Class I (inception 3/4/04)          +15.70%   +12.11%     N/A        N/A       +8.63%
 Class R2 (inception 12/11/06)          N/A       N/A      N/A        N/A       +3.93%*
 Class R3 (inception 12/11/06)          N/A       N/A      N/A        N/A       +4.09%*
 Class R4** (inception 3/20/95)      +15.39%   +11.79%   +9.74%     +0.92%      +7.17%
 Class R5 (inception 12/11/06)          N/A       N/A      N/A        N/A       +4.41%*
 Class W (inception 12/1/06)            N/A       N/A      N/A        N/A       +5.29%*
WITH SALES CHARGE
 Class A (inception 3/1/72)           +8.58%    +9.40%   +8.26%     +0.17%     +11.63%
 Class B (inception 3/20/95)          +9.31%    +9.62%   +8.41%     -0.01%      +6.19%
 Class C (inception 6/26/00)         +13.31%   +10.73%   +8.71%       N/A       -6.90%

--------------------------------------------------------------------------------

 6 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AT JUNE 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 3/1/72)          +18.55%   +10.76%   +8.49%     +2.20%     +11.92%
 Class B (inception 3/20/95)         +17.63%    +9.90%   +7.65%     +1.42%      +6.45%
 Class C (inception 6/26/00)         +17.64%    +9.91%   +7.65%       N/A       -6.65%
 Class I (inception 3/4/04)          +19.06%   +11.26%     N/A        N/A       +9.65%
 Class R2 (inception 12/11/06)          N/A       N/A      N/A        N/A       +6.56%*
 Class R3 (inception 12/11/06)          N/A       N/A      N/A        N/A       +6.69%*
 Class R4** (inception 3/20/95)      +18.72%   +10.94%   +8.68%     +2.36%      +7.43%
 Class R5 (inception 12/11/06)          N/A       N/A      N/A        N/A       +6.99%*
 Class W (inception 12/1/06)            N/A       N/A      N/A        N/A       +7.92%*
WITH SALES CHARGE
 Class A (inception 3/1/72)          +11.73%    +8.60%   +7.21%     +1.60%     +11.73%
 Class B (inception 3/20/95)         +12.63%    +8.79%   +7.35%     +1.42%      +6.45%
 Class C (inception 6/26/00)         +16.64%    +9.91%   +7.65%       N/A       -6.65%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                                RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the fiscal year ended July 31, 2007.

Q: How did RiverSource Growth Fund perform for the 12 months ended July 31,
   2007?

A: RiverSource Growth Fund's Class A shares rose 15.20%, excluding sales charge, for the 12 months ended July 31, 2007. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which advanced 19.47%, and its peer group as represented by the Lipper Large-Cap Growth Funds Index, which advanced 17.67% for the same period.

Q: What factors influenced performance during the period?

A: The stock market advanced strongly during the fiscal year, with a notable shift in market leadership. After lagging for a prolonged period, large-cap growth stocks outperformed large-cap value stocks, small-cap stocks and mid-cap stocks.

   Though the Fund benefited from the favorable environment, it did not fully keep pace with the sharp advance of the Russell Index. Positioning in the health care and materials sectors were key factors in the Fund's underperformance.

   AFTER LAGGING FOR A PROLONGED PERIOD, LARGE-CAP GROWTH STOCKS OUTPERFORMED LARGE-CAP VALUE STOCKS, SMALL-CAP STOCKS AND MID-CAP STOCKS.

   The Fund's health care holdings underperformed, largely due to company-specific issues. Medical device maker Boston Scientific saw some improvement in sales of implantable cardioverter defibrillators, but faced continued pressure in other areas, including sales of drug-coated coronary stents. Pharmaceutical company Pfizer struggled in the first half of the period due to disappointing study results for an add-on compound to its widely used cholesterol drug Lipitor. We reduced holdings of Boston Scientific and Pfizer during the period. Another pharmaceutical company, AstraZeneca, released disappointing clinical trial results for some new drugs and bought Medimmune, an acquisition that was poorly received due to its dilutive effect on earnings.

   The materials sector was incredibly strong during the period, and a number of small industries and individual stocks performed well. Within the sector, we

--------------------------------------------------------------------------------

 8 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   emphasized precious metals stocks, including gold and silver, which were not as strong as other groups. We remain optimistic about the prospects for precious metals, based on limited near-term supply growth and some demand growth. Given the recent underperformance of gold stocks and the use of gold as a hedge against inflation and the dollar's decline, we consider the outlook for these stocks to be quite promising.

   On the positive side, positioning in information technology and telecommunication services were the leading contributors to performance. Stock selection in the information technology sector was advantageous, driven by strong results from QUALCOMM, Nokia and Cisco Systems. QUALCOMM, a semiconductor company that makes chips for handheld wireless devices, is entering a major product cycle in which we believe they have a virtual monopoly. Going forward, as many as 90% of all cell phones may have QUALCOMM's third generation (3G) technology. Cell phone manufacturer Nokia benefited from a favorable market for wireless handsets. Cisco Systems benefited from strong results and increasing dominance in the enterprise and telecommunications networking areas.

   In the telecommunication services sector, the Fund emphasized the wireless segment, which has continued to experience growth. Vodafone Group, a European wireless telecommunications company, was the Fund's leading contributor to performance. Vodafone Group began the period at a relatively inexpensive valuation, and a combination of improving fundamentals and expectations that were initially quite low led to strong performance. Conversely, the Fund's holdings of Sprint Nextel detracted, largely due to results early in the period when the company struggled to execute its growth plans and experienced deteriorating fundamentals. During the first half of the fiscal year, we used a rally in the stock to significantly reduce the position due to our concerns about near-term fundamentals.

Q: What changes did you make to the Fund's portfolio during the fiscal year?

A: We decreased the energy weighting following the sector's strong performance due to our concern over near-term fundamentals. In our view, commodity prices seemed too high given the supply/demand scenario.

   We still have confidence in the growth potential of telecommunication services and maintain an emphasis on the sector. However, we adjusted individual

--------------------------------------------------------------------------------

                                RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   telecommunications positions, adding to several European telecommunications stocks, such as Deutsche Telekom due to attractive valuations, while reducing exposure to U.S. telecommunications stocks, including Sprint Nextel. Exposure to wireless companies in emerging markets declined, primarily because Fund holdings were acquired or performed well, leading us to take profits.

   The Fund's health care position increased slightly. Within the sector, we increased the Fund's holdings of pharmaceutical stock Merck & Co. Though the market was skeptical that Merck & Co could meet its own earnings growth forecast, we had confidence in its product development and cost management efforts.

   We reduced the industrials position despite the sector's continued strength, because we are concerned about the sustainability of growth and the fact that many industrial companies are already operating at record profit margins.

Q: How are you positioning the Fund going forward?

A: A major theme within the portfolio is our interest in "mega-cap" companies, that is, the very largest companies within our universe. We believe that these stocks are more attractively valued than ever before compared to the rest of the stock market. In addition, they may have faster growth rates and better earnings revision trends than the overall market.

   A MAJOR THEME WITHIN THE PORTFOLIO IS OUR INTEREST IN "MEGA-CAP" COMPANIES, THAT IS, THE VERY LARGEST COMPANIES WITHIN OUR UNIVERSE.

   We have been focusing more on stocks generating high free cash flow. In a decelerating economy, aggregate free cash flow is likely to decline, making companies that can maintain it even more attractive. This characteristic can also make companies more appealing for acquisitions and private equity buyouts, which have been drivers behind recent market performance.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Growth Fund Class A shares (from 8/1/97 to 7/31/07) as compared to the performance of two widely cited performance indices, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE GROWTH FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,858    $13,093    $14,871     $9,220       $492,300
        Average annual total return         +8.58%     +9.40%     +8.26%     +0.17%        +11.63%
RUSSELL 1000 GROWTH INDEX(1)
        Cumulative value of $10,000       $11,947    $13,405    $16,237    $12,526            N/A
        Average annual total return        +19.47%    +10.26%    +10.18%     +3.35%           N/A
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000       $11,767    $13,383    $15,478    $12,563            N/A
        Average annual total return        +17.67%    +10.20%     +9.13%     +2.80%           N/A

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GROWTH FUND LINE
GRAPH)

                                                 RIVERSOURCE GROWTH FUND
                                                 CLASS A (INCLUDES SALES     RUSSELL 1000(R) GROWTH      LIPPER LARGE-CAP GROWTH
                                                    CHARGE) ($9,220)           INDEX(1) ($12,526)       FUNDS INDEX(2) ($12,563)
                                                 -----------------------     ----------------------     ------------------------
'97                                                       9,425                      10,000                      10,000
'98                                                      10,021                      11,992                      12,016
'99                                                      12,074                      14,875                      14,771
'00                                                      15,818                      18,502                      18,029
'01                                                       9,152                      12,015                      11,827
'02                                                       6,450                       8,561                       8,518
'03                                                       7,033                       9,558                       9,282
'04                                                       7,323                      10,371                       9,852
'05                                                       8,746                      11,723                      11,417
'06                                                       8,832                      11,634                      11,205
'07                                                       9,220                      12,526                      12,563

(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from March 1, 1972. The Fund began operating before the inception of the Russell 1000 Growth Index and Lipper peer group.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,004.00         $5.76           1.16%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.04         $5.81           1.16%
 Class B
   Actual(b)                   $1,000         $1,000.00         $9.52           1.92%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.27         $9.59           1.92%
 Class C
   Actual(b)                   $1,000         $1,000.00         $9.52           1.92%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.27         $9.59           1.92%
 Class I
   Actual(b)                   $1,000         $1,006.00         $3.58            .72%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.22         $3.61            .72%
 Class R2
   Actual(b)                   $1,000         $1,002.10         $7.45           1.50%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.36         $7.50           1.50%
 Class R3
   Actual(b)                   $1,000         $1,003.30         $6.31           1.27%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.50         $6.36           1.27%
 Class R4*
   Actual(b)                   $1,000         $1,004.80         $5.07           1.02%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.74         $5.11           1.02%
 Class R5
   Actual(b)                   $1,000         $1,005.80         $3.78            .76%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.03         $3.81            .76%
 Class W
   Actual(b)                   $1,000         $1,003.90         $5.76           1.16%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.04         $5.81           1.16%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +0.40% for Class A, +0.00% for Class B, +0.00% for Class C, +0.60% for Class I, +0.21% for Class R2, +0.33% for Class R3, +0.48% for Class R4, +0.58%. for
     Class R5 and +0.39% for Class W.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.4%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.4%)
Boeing                                              517,321             $53,506,511
Honeywell Intl                                      269,205              15,481,980
Lockheed Martin                                      89,507               8,814,649
                                                                    ---------------
Total                                                                    77,803,140
-----------------------------------------------------------------------------------

BEVERAGES (2.4%)
Coca-Cola                                           347,444              18,105,307
PepsiCo                                             927,982              60,894,179
                                                                    ---------------
Total                                                                    78,999,486
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (4.6%)
Amgen                                               718,446(b)           38,609,288
Biogen Idec                                         495,140(b)           27,995,216
Celgene                                             155,011(b)            9,387,466
Genentech                                           985,691(b)           73,315,696
                                                                    ---------------
Total                                                                   149,307,666
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.3%)
Blackstone Group LP                                  23,715(b)              569,397
Fortress Investment Group LLC Cl A                  236,765(e)            4,491,432
Goldman Sachs Group                                  66,393              12,504,458
KKR Private Equity Investors LP Unit              2,440,935(g)           49,306,887
Oaktree Capital Group LLC Cl A Unit                 230,000(b,d,g)        7,590,000
                                                                    ---------------
Total                                                                    74,462,174
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (10.3%)
Alcatel-Lucent ADR                                  387,268(c)            4,492,309
Avaya                                             1,284,610(b)           21,247,449
Cisco Systems                                     3,296,939(b)           95,314,506
JDS Uniphase                                      1,359,682(b,e)         19,484,243
Nokia ADR                                           837,408(c)           23,983,365
QUALCOMM                                          3,139,483             130,759,468
Telefonaktiebolaget LM Ericsson ADR                 745,871(c)           27,903,034
Tellabs                                             553,512(b)            6,282,361
                                                                    ---------------
Total                                                                   329,466,735
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (2.5%)
Apple                                               362,850(b)          $47,809,116
Brocade Communications Systems                      127,906(b)              900,458
Dell                                                294,049(b)            8,224,551
Hewlett-Packard                                     535,073              24,629,410
                                                                    ---------------
Total                                                                    81,563,535
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
KBR                                                 187,152(b)            6,005,708
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.5%)
AT&T                                                789,842              30,930,213
Chunghwa Telecom ADR                                 80,014(c)            1,326,632
COLT Telecom Group                                  816,308(b,c)          2,540,890
Deutsche Telekom                                  2,698,810(c)           46,379,814
Deutsche Telekom ADR                              1,298,073(c)           22,300,894
Indosat                                           8,701,500(c)            6,842,286
Qwest Communications Intl                         2,056,667(b)           17,543,370
Telefonica                                          931,652(c)           21,805,040
Telefonica ADR                                      147,367(c)           10,349,584
Telenor ADR                                         295,000(c)           16,301,346
                                                                    ---------------
Total                                                                   176,320,069
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Transocean                                           70,925(b)            7,620,891
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
CVS Caremark                                         92,812               3,266,054
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Dean Foods                                          219,304               6,309,376
Kraft Foods Cl A                                  1,135,834              37,198,564
                                                                    ---------------
Total                                                                    43,507,940
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
Boston Scientific                                 5,750,917(b)           75,624,559
Medtronic                                           330,666              16,754,846
                                                                    ---------------
Total                                                                    92,379,405
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (3.5%)
Cardinal Health                                     747,493             $49,132,715
McKesson                                            554,004              31,999,271
UnitedHealth Group                                  650,718              31,514,273
                                                                    ---------------
Total                                                                   112,646,259
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Pinnacle Entertainment                               11,527(b)              305,581
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (4.2%)
Harman Intl Inds                                  1,163,171             134,927,836
Tele Atlas                                           75,879(b,c)          2,180,219
                                                                    ---------------
Total                                                                   137,108,055
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive                                   601,212              39,679,992
Procter & Gamble                                    783,578              48,472,135
                                                                    ---------------
Total                                                                    88,152,127
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
General Electric                                  1,526,011              59,148,186
-----------------------------------------------------------------------------------

INSURANCE (2.9%)
ACE                                                 245,058(c)           14,144,748
AFLAC                                               206,615              10,768,774
American Intl Group                                 696,550              44,704,578
Hartford Financial Services Group                    40,168               3,690,234
Prudential Financial                                212,839              18,863,921
                                                                    ---------------
Total                                                                    92,172,255
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.2%)
eBay                                                948,762(b)           30,739,889
Google Cl A                                          98,197(b)           50,080,469
VeriSign                                            407,075(b)           12,086,057
Yahoo!                                              480,135(b)           11,163,139
                                                                    ---------------
Total                                                                   104,069,554
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
HCL Technologies                                    240,310(c)            1,862,640
-----------------------------------------------------------------------------------

MACHINERY (0.3%)
Flowserve                                           113,498               8,202,500
-----------------------------------------------------------------------------------

MEDIA (11.3%)
Charter Communications Cl A                       2,717,734(b)           11,034,000
Comcast Cl A                                        726,932(b)           19,096,504
Idearc                                               18,849                 654,249

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MEDIA (CONT.)
News Corp Cl A                                      754,236             $15,929,464
Time Warner Cable Cl A                               93,358(b)            3,568,143
Virgin Media                                     10,774,573(h)          267,640,393
Vivendi                                              93,060(c)            3,953,080
WorldSpace Cl A                                     419,274(b,e)          2,046,057
XM Satellite Radio Holdings Cl A                  3,376,167(b,h)         38,657,112
                                                                    ---------------
Total                                                                   362,579,002
-----------------------------------------------------------------------------------

METALS & MINING (3.4%)
Barrick Gold                                        109,574(c)            3,604,985
Coeur d'Alene Mines                               5,707,601(b,e)         22,316,720
Lihir Gold                                       21,587,339(b,c)         56,268,218
Newmont Mining                                      606,738              25,331,312
Stillwater Mining                                   256,952(b)            2,338,263
                                                                    ---------------
Total                                                                   109,859,498
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.8%)
Chevron                                             108,490               9,249,857
Exxon Mobil                                         689,505              58,697,562
Kinder Morgan Management LLC                             --(b)                   19
Total                                               281,264(c)           22,151,245
                                                                    ---------------
Total                                                                    90,098,683
-----------------------------------------------------------------------------------

PHARMACEUTICALS (9.0%)
AstraZeneca                                       1,158,953(c)           59,897,687
Bristol-Myers Squibb                                621,282              17,650,622
Eli Lilly & Co                                      355,995              19,255,770
Johnson & Johnson                                   347,470              21,021,935
Merck & Co                                        1,550,309              76,972,841
Pfizer                                            2,152,041              50,594,484
Schering-Plough                                     799,724              22,824,123
Wyeth                                               449,988              21,833,418
                                                                    ---------------
Total                                                                   290,050,880
-----------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
Hertz Global Holdings                             1,344,437(b)           30,101,944
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Atmel                                             3,750,256(b)           20,213,880
Intel                                             1,881,906              44,450,619
LSI                                               1,301,808(b)            9,373,018
Spansion Cl A                                     2,441,983(b)           25,909,440
United Microelectronics ADR                         232,402(c)              750,658
                                                                    ---------------
Total                                                                   100,697,615
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SOFTWARE (1.9%)
Microsoft                                         2,155,236             $62,480,292
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Office Depot                                         46,627(b)            1,163,810
TJX Companies                                       327,663               9,092,648
                                                                    ---------------
Total                                                                    10,256,458
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Countrywide Financial                               229,462               6,463,945
-----------------------------------------------------------------------------------

TOBACCO (1.9%)
Altria Group                                        939,104              62,422,243
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (9.1%)
ALLTEL                                              358,358              23,633,710
America Movil ADR Series L                          126,236(c)            7,559,012
Hutchison Telecommunications Intl                18,581,402(c)           23,268,898
Millicom Intl Cellular                              170,734(b,c)         13,709,940
Orascom Telecom Holding GDR                         125,593(c,e)          8,439,850
Sprint Nextel                                     2,670,852              54,832,592
Vivo Participacoes ADR                            1,389,500(c)            6,238,855
Vodafone Group                                   43,513,834(c)          130,809,030
Vodafone Group ADR                                  823,585(c)           24,995,805
                                                                    ---------------
Total                                                                   293,487,692
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,963,166,182)                                               $3,142,868,212
-----------------------------------------------------------------------------------

OPTIONS PURCHASED (0.4%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
QUALCOMM                                           1,163              $50.00            Jan. 2008                 $174,450
Virgin Media                                      11,090               30.00            Jan. 2008                  831,750
Virgin Media                                      11,090               27.50            Jan. 2008                1,608,050
--------------------------------------------------------------------------------------------------------------------------

PUTS
XM Satellite Radio Holdings Cl A                  25,224               15.00            Jan. 2008               10,089,600
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $11,652,813)                                                                                            $12,703,850
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (2.4%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 75,870,781(i)          $75,870,781
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $75,870,781)                                                     $75,870,781
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,050,689,776)(j)                                            $3,231,442,843
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2007, the value of foreign securities represented 17.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $7,590,000 or 0.2% of net assets.

(e) At July 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.2% of net assets. See Note 6 to the financial statements. Cash collateral received for open options contracts is invested in an affiliated money market fund and represents 0.2% of net assets. See Note 1 to the financial statements. 1.0% of net assets is the Fund's cash equivalent position.

--------------------------------------------------------------------------------

 18 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2007, is as follows:

                                             ACQUISITION
SECURITY                                        DATES                     COST
----------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit    05-01-06 thru 07-24-07         $53,952,761
Oaktree Capital Group LLC Cl A Unit*    05-21-07 thru 07-20-07           9,765,100

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) At July 31, 2007, securities valued at $85,310,520 were held to cover open call options written as follows (see Note 7 to the financial statements):

                                              EXERCISE       EXPIRATION
ISSUER                        CONTRACTS        PRICE            DATE           VALUE(A)
----------------------------------------------------------------------------------------
Virgin Media                   11,090          $30.00        Jan. 2008          $831,750
XM Satellite Radio
   Holdings Cl A               25,224           20.00        Jan. 2008           504,480
----------------------------------------------------------------------------------------
Total value                                                                   $1,336,230
----------------------------------------------------------------------------------------

     At July 31, 2007, cash or short-term securities were designated to cover open put options written as follows (see Note 7 to the financial statements):

                                              EXERCISE       EXPIRATION
ISSUER                        CONTRACTS        PRICE            DATE           VALUE(A)
----------------------------------------------------------------------------------------
XM Satellite Radio
   Holdings Cl A               25,224          $12.50        Jan. 2008        $5,549,280

(i)  Affiliated Money Market Fund -- See Note 8 to the financial statements.

(j) At July 31, 2007, the cost of securities for federal income tax purposes was $3,081,131,055 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $251,190,208
Unrealized depreciation                                           (100,878,420)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $150,311,788
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $2,974,818,995)       $3,155,572,062
   Affiliated money market fund (identified cost
   $75,870,781) (Note 8)                                            75,870,781
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $3,050,689,776)                                               3,231,442,843
Cash in bank on demand deposit                                         100,297
Foreign currency holdings (identified cost $279,190) (Note
   1)                                                                  276,065
Capital shares receivable                                            1,451,776
Dividends and accrued interest receivable                            5,952,417
Receivable for investment securities sold                           65,440,809
Unrealized appreciation on forward foreign currency
   contracts held, at value (Note 5)                                 1,626,082
------------------------------------------------------------------------------
Total assets                                                     3,306,290,289
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               2,444,581
Payable for investment securities purchased                         26,710,978
Payable upon return of securities loaned (Note 6)                   37,808,900
Payable for cash collateral held on open options contracts
   (Note 1)                                                          5,317,020
Accrued investment management services fee                              51,157
Accrued distribution fee                                                27,444
Accrued transfer agency fee                                              1,509
Accrued administrative services fee                                      4,612
Accrued plan administration services fee                                 1,011
Other accrued expenses                                                 286,378
Options contracts written, at value (premiums received
   $8,319,762) (Note 7)                                              6,885,510
------------------------------------------------------------------------------
Total liabilities                                                   79,539,100
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $3,226,751,189
==============================================================================

--------------------------------------------------------------------------------

 20 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $      994,514
Additional paid-in capital                                       3,334,999,400
Undistributed net investment income                                 21,380,472
Accumulated net realized gain (loss) (Note 10)                    (314,505,270)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                             183,882,073
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $3,226,751,189
==============================================================================

Net assets applicable to outstanding
   shares:                                Class A                            $2,392,774,288
                                          Class B                            $  369,487,313
                                          Class C                            $   20,332,352
                                          Class I                            $  298,304,650
                                          Class R2                           $        5,135
                                          Class R3                           $        5,143
                                          Class R4                           $  145,831,935
                                          Class R5                           $        5,159
                                          Class W                            $        5,214
Net asset value per share of outstanding
   capital stock:                         Class A shares(1)    73,100,079    $        32.73
                                          Class B shares       12,401,019    $        29.79
                                          Class C shares          682,923    $        29.77
                                          Class I shares        8,893,003    $        33.54
                                          Class R2 shares             155    $        33.13
                                          Class R3 shares             155    $        33.18
                                          Class R4 shares       4,373,779    $        33.34
                                          Class R5 shares             155    $        33.28
                                          Class W shares              157    $        33.21
-------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 6)                                                                  $   33,616,930
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $34.73. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  21

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                     $ 59,682,896
Interest                                                         1,270,908
Income distributions from affiliated money market fund (Note
   8)                                                            5,549,293
Fee income from securities lending (Note 6)                        524,804
   Less foreign taxes withheld                                  (1,474,003)
--------------------------------------------------------------------------
Total income                                                    65,553,898
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                              22,705,786
Distribution fee
   Class A                                                       6,060,271
   Class B                                                       4,642,489
   Class C                                                         201,604
   Class R2                                                             16
   Class R3                                                              8
   Class W                                                               9
Transfer agency fee
   Class A                                                       4,761,442
   Class B                                                         999,373
   Class C                                                          41,758
   Class R2                                                              2
   Class R3                                                              2
   Class R4                                                        221,474
   Class R5                                                              2
   Class W                                                               7
Service fee -- Class R4                                             93,050
Administrative services fees and expenses                        1,763,087
Plan administration services fee
   Class R2                                                              8
   Class R3                                                              8
   Class R4                                                        311,647
Compensation of board members                                       62,840
Custodian fees                                                     303,550
Printing and postage                                               482,500
Registration fees                                                  133,300
Professional fees                                                   95,538
Other                                                              147,342
--------------------------------------------------------------------------
Total expenses                                                  43,027,113
   Earnings and bank fee credits on cash balances (Note 2)        (270,712)
--------------------------------------------------------------------------
Total net expenses                                              42,756,401
--------------------------------------------------------------------------
Investment income (loss) -- net                                 22,797,497
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

 22 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                             $247,504,400
   Foreign currency transactions                                    31,204
   Options contracts written (Note 7)                           (2,403,085)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        245,132,519
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                  227,422,901
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          472,555,420
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $495,352,917
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   22,797,497    $   21,536,361
Net realized gain (loss) on investments                   245,132,519       378,492,867
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      227,422,901      (369,575,760)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             495,352,917        30,453,468
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (17,087,134)         (766,414)
      Class C                                                 (21,069)               --
      Class I                                              (3,983,286)         (240,149)
      Class R2                                                    (55)              N/A
      Class R3                                                    (55)              N/A
      Class R4                                             (1,999,289)         (164,443)
      Class R5                                                    (56)              N/A
      Class W                                                     (55)              N/A
---------------------------------------------------------------------------------------
Total distributions                                       (23,090,999)       (1,171,006)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                279,305,597       723,627,727
   Class B shares                                          40,223,465       155,729,842
   Class C shares                                           3,730,834         8,410,448
   Class I shares                                         102,896,983       109,795,697
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                         28,815,906        54,128,249
   Class R5 shares                                              5,000               N/A
   Class W shares                                               5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                          16,669,054           748,320
   Class C shares                                              20,543                --
   Class I shares                                           3,983,218           240,142
   Class R4 shares                                          1,999,289           164,443

--------------------------------------------------------------------------------

 24 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                         2007              2006
Payments for redemptions
   Class A shares                                        (574,909,608)     (500,308,297)
   Class B shares (Note 2)                               (201,026,288)     (269,341,808)
   Class C shares (Note 2)                                 (4,753,464)       (4,706,122)
   Class I shares                                        (110,663,694)       (3,449,675)
   Class R2 shares                                                 --               N/A
   Class R3 shares                                                 --               N/A
   Class R4 shares                                       (184,854,678)      (96,349,570)
   Class R5 shares                                                 --               N/A
   Class W shares                                                  --               N/A
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (598,542,843)      178,689,396
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (126,280,925)      207,971,858
Net assets at beginning of year                         3,353,032,114     3,145,060,256
---------------------------------------------------------------------------------------
Net assets at end of year                              $3,226,751,189    $3,353,032,114
=======================================================================================
Undistributed net investment income                    $   21,380,472    $   21,642,770
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 26 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2007, investments in securities included issues that are illiquid which, the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities as of July 31, 2007 was $56,896,887 representing 1.8% of net assets. These securities may be valued at fair value

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  27
according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or

--------------------------------------------------------------------------------

 28 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT loss when the contract is closed or expires. At July 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2007, foreign currency holdings consisted of multiple denominations, primarily Malaysian Ringgits and Indonesian Rupiahs.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  29
which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $31,204 and accumulated net realized loss has been increased by $31,204.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                     2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income............................    $17,087,134    $766,414
      Long-term capital gain.....................             --          --
CLASS B
Distributions paid from:
      Ordinary income............................             --          --
      Long-term capital gain.....................             --          --
CLASS C
Distributions paid from:
      Ordinary income............................         21,069          --
      Long-term capital gain.....................             --          --
CLASS I
Distributions paid from:
      Ordinary income............................      3,983,286     240,149
      Long-term capital gain.....................             --          --
CLASS R2(A)
Distributions paid from:
      Ordinary income............................             55         N/A
      Long-term capital gain.....................             --         N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income............................             55         N/A
      Long-term capital gain.....................             --         N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income............................      1,999,289     164,443
      Long-term capital gain.....................             --          --
CLASS R5(A)
Distributions paid from:
      Ordinary income............................             56         N/A
      Long-term capital gain.....................             --         N/A

--------------------------------------------------------------------------------

 30 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                     2007          2006
----------------------------------------------------------------------------
CLASS W(C)
Distributions paid from:
      Ordinary income............................    $        55         N/A
      Long-term capital gain.....................             --         N/A

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $  23,220,406
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(284,278,656)
Unrealized appreciation (depreciation)...................    $ 151,815,525

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  31

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $2,987,141 for the year ended July 31, 2007. The management fee for the year ended July 31, 2007, was 0.66% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive agreement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $32,815 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

--------------------------------------------------------------------------------

 32 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net asset attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  33

Sales charges received by the Distributor for distributing Fund shares were $2,629,101 for Class A, $396,657 for Class B and $2,421 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.97% for Class R4.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $270,712 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,263,138,796 and $3,915,171,059, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 34 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                               YEAR ENDED JULY 31, 2007
                                          ISSUED FOR
                                          REINVESTED                             NET
                              SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
--------------------------------------------------------------------------------------------
Class A                     8,592,129       525,999       (18,184,913)       (9,066,785)
Class B                     1,395,545            --        (6,731,640)       (5,336,095)
Class C                       129,341           709          (165,607)          (35,557)
Class I                     3,255,973       123,015        (3,216,500)          162,488
Class R2(a)                       155            --                --               155
Class R3(a)                       155            --                --               155
Class R4(b)                   887,179        62,013        (5,678,782)       (4,729,590)
Class R5(a)                       155            --                --               155
Class W(c)                        157            --                --               157
--------------------------------------------------------------------------------------------

                                               YEAR ENDED JULY 31, 2006
                                          ISSUED FOR
                                          REINVESTED                             NET
                              SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
--------------------------------------------------------------------------------------------
Class A                    25,321,178        25,727       (17,311,509)        8,035,396
Class B                     5,918,299            --       (10,403,829)       (4,485,530)
Class C                       320,095            --          (178,061)          142,034
Class I                     3,763,917         8,083          (113,992)        3,658,008
Class R4(b)                 1,827,502         5,559        (3,287,393)       (1,454,332)
--------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At July 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation on these contracts is included in the accompanying financial

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  35
statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                              CURRENCY TO          CURRENCY TO      UNREALIZED       UNREALIZED
EXCHANGE DATE                 BE DELIVERED         BE RECEIVED     APPRECIATION     DEPRECIATION
-------------------------------------------------------------------------------------------------
Aug. 2, 2007                          6,981,334       9,552,887     $      813           $--
                         European Monetary Unit     U.S. Dollar
Aug. 17, 2007                        50,696,127     103,626,432        677,588           --
                                  British Pound     U.S. Dollar
Aug. 17, 2007                        57,500,000     117,557,025        791,526           --
                                  British Pound     U.S. Dollar
Aug. 30, 2007                        35,500,000      48,698,084         72,556           --
                         European Monetary Unit     U.S. Dollar
Aug. 30, 2007                        36,083,023      49,507,712         83,599           --
                         European Monetary Unit     U.S. Dollar
-------------------------------------------------------------------------------------------------
Total                                                               $1,626,082           $--
-------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At July 31, 2007, securities valued at $33,616,930 were on loan to brokers. For collateral, the Fund received $37,808,900 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $524,804 for the year ended July 31, 2007. Expenses paid to the Investment Manager were $7,621 for the year ended July 31, 2007, which are included in other expenses on the statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

 36 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                       CALLS                        PUTS
                              CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS
----------------------------------------------------------------------------------
Balance July 31, 2006            2,515     $ 5,531,700          --     $        --
Opened                          91,990      10,349,937      42,040       5,339,080
Closed                         (24,901)     (8,220,882)    (16,816)     (2,135,632)
Expired                        (33,290)     (2,544,441)         --              --
----------------------------------------------------------------------------------
Balance July 31, 2007           36,314     $ 5,116,314      25,224     $ 3,203,448
----------------------------------------------------------------------------------

See "Summary of significant accounting policies."

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $1,512,404,501 and $1,436,533,720, respectively, for the year ended July 31, 2007.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $284,278,656 at July 31, 2007, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  37

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eight Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and

--------------------------------------------------------------------------------

 38 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  39

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $28.61         $28.34         $23.73         $22.80         $20.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(b)         .18            .04            .02             --
Net gains (losses) (both realized and
 unrealized)                               4.11            .10           4.57            .91           1.92
-----------------------------------------------------------------------------------------------------------
Total from investment operations           4.34            .28           4.61            .93           1.92
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $32.73         $28.61         $28.34         $23.73         $22.80
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $2,393         $2,351         $2,101         $2,117         $2,263
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.19%          1.14%          1.19%          1.03%          1.21%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .71%           .72%           .16%           .07%            --%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%           134%           136%           171%           205%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          15.20%           .98%         19.43%          4.08%          9.20%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $26.06         $26.01         $21.95         $21.25         $19.61
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)(b)       (.05)          (.16)          (.16)          (.17)
Net gains (losses) (both realized and
 unrealized)                               3.75            .10           4.22            .86           1.81
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.73            .05           4.06            .70           1.64
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $29.79         $26.06         $26.01         $21.95         $21.25
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $369           $462           $578           $598           $775
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.96%          1.91%          1.97%          1.81%          1.99%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.06%)         (.06%)         (.62%)         (.71%)         (.77%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%           134%           136%           171%           205%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          14.31%           .19%         18.50%          3.29%          8.36%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $26.07         $26.01         $21.95         $21.25         $19.62
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(b)       (.04)          (.16)          (.16)          (.17)
Net gains (losses) (both realized and
 unrealized)                               3.74            .10           4.22            .86           1.80
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.73            .06           4.06            .70           1.63
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $29.77         $26.07         $26.01         $21.95         $21.25
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $20            $19            $15            $13            $12
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.95%          1.91%          1.97%          1.81%          2.01%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.03%)         (.03%)         (.62%)         (.71%)         (.81%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%           134%           136%           171%           205%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          14.31%           .23%         18.50%          3.29%          8.31%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $29.31         $28.93         $24.10         $25.61
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .40(c)         .32            .12            .09
Net gains (losses) (both realized and
 unrealized)                               4.19            .10           4.71          (1.60)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           4.59            .42           4.83          (1.51)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.36)          (.04)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $33.54         $29.31         $28.93         $24.10
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $298           $256           $147            $18
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .74%           .68%           .75%           .57%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.21%          1.22%           .55%           .43%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%           134%           136%           171%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          15.70%          1.44%         20.04%         (5.90%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  43

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $32.23
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .13(c)
Net gains (losses) (both realized and
 unrealized)                               1.12
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $33.13
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.50%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .63%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           3.93%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $32.23
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18(c)
Net gains (losses) (both realized and
 unrealized)                               1.13
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $33.18
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.27%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .87%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           4.09%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  45

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $29.13         $28.81         $24.07         $23.09         $21.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .25(b)         .24            .09            .07            .04
Net gains (losses) (both realized and
 unrealized)                               4.22            .10           4.65            .91           1.94
-----------------------------------------------------------------------------------------------------------
Total from investment operations           4.47            .34           4.74            .98           1.98
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.26)          (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $33.34         $29.13         $28.81         $24.07         $23.09
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $146           $265           $304           $350           $398
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.03%           .95%          1.02%           .86%          1.03%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .79%           .89%           .34%           .25%           .18%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%           134%           136%           171%           205%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          15.39%          1.17%         19.69%          4.24%          9.38%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $32.23
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .29(c)
Net gains (losses) (both realized and
 unrealized)                               1.12
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.41
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $33.28
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .76%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.38%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           4.41%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  47

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $31.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24(c)
Net gains (losses) (both realized and
 unrealized)                               1.43
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.67
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $33.21
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.17%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.09%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          98%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           5.29%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF RIVERSOURCE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Growth Fund (the
Fund), one of the portfolios constituting the RiverSource Large Cap Series, Inc. as of July 31, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Growth Fund of the RiverSource Large Cap Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  49

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTION - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.22210

CLASS C

INCOME DISTRIBUTION - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03029

CLASS I

INCOME DISTRIBUTION - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.35985

CLASS R2

INCOME DISTRIBUTION - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.35429

CLASS R3

INCOME DISTRIBUTION -- taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.35625

--------------------------------------------------------------------------------

 50 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R4*

INCOME DISTRIBUTION -- taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.26381

CLASS R5

INCOME DISTRIBUTION -- taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.35941

CLASS W

INCOME DISTRIBUTION -- taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.35385

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 56 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  57
necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope

--------------------------------------------------------------------------------

 58 RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                               RIVERSOURCE GROWTH FUND -- 2007 ANNUAL REPORT  59

     RIVERSOURCE(R) GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc. and Ameriprise Financial
                                        Services, Inc., Members FINRA, and managed by
                                        RiverSource Investments, LLC. These companies
       (RIVERSOURCE INVESTMENTS LOGO)   are part of Ameriprise Financial, Inc.                            S-6455 AC (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
LARGE CAP EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE LARGE CAP EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     28

Notes to Financial Statements.......     34

Report of Independent Registered
   Public Accounting Firm...........     59

Federal Income Tax Information......     61

Board Members and Officers..........     64

Approval of Investment Management
   Services Agreement...............     68

Proxy Voting........................     70

Change in Independent Registered
   Public Accounting Firm...........     71

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Large Cap Equity Fund seeks to provide shareholders with long-term growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                                                                                               17.3%
Consumer Discretionary                                                                                   11.9%
Energy                                                                                                    8.5%
Information Technology                                                                                   15.6%
Health Care                                                                                              13.0%
Industrials                                                                                               9.0%
Other(1)                                                                                                 24.7%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Telecommunication Services 7.7%, Consumer Staples 7.5%, Materials 3.1%, Utilities 2.5%, Options Purchased 0.2%, and Cash & Cash Equivalents(2) 3.7%.
(2) Of the 3.7%, 0.6% is due to security lending activity, 0.1% is due to open options contracts and 3.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           3.6%
Virgin Media                          3.2%
General Electric                      2.1%
Pfizer                                1.9%
Cisco Systems                         1.7%
QUALCOMM                              1.7%
Bank of America                       1.7%
Citigroup                             1.7%
American Intl Group                   1.5%
Merck & Co                            1.5%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
          X                   LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Robert Ewing, CFA               19
Nick Thakore                    14

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ALEAX          03/28/02
Class B                     ALEBX          03/28/02
Class C                     ARQCX          03/28/02
Class I                     ALRIX          03/04/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 ALEYX          03/28/02
Class R5                       --          12/11/06

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Total net assets                          $6.327 billion
Number of holdings                                   461

--------------------------------------------------------------------------------

 4 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Large Cap Equity Fund Class A
  (excluding sales charge)                             +15.79

Russell 1000(R) Index (unmanaged)                      +16.45

Standard & Poor's 500 Index (unmanaged)                +16.13

Lipper Large-Cap Core Funds Index                      +16.16

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.09%                        1.06%
Class B                                           1.86%                        1.82%
Class C                                           1.86%                        1.82%
Class I                                           0.63%                        0.63%
Class R2(b)                                       1.44%                        1.44%
Class R3(b)                                       1.19%                        1.19%
Class R4(c)                                       0.92%                        0.91%
Class R5(b)                                       0.70%                        0.70%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.01), will not exceed 1.05% for Class A, 1.81% for Class B, 1.81% for Class C, 0.67% for Class I, 1.47% for Class R2, 1.22% for Class R3, 0.90% for Class R4 and 0.72% for Class R5.
(b)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 3/28/02)         +15.79%   +10.90%    +9.98%    +5.42%
 Class B (inception 3/28/02)         +14.71%   +10.04%    +9.17%    +4.60%
 Class C (inception 3/28/02)         +14.80%   +10.06%    +9.17%    +4.64%
 Class I (inception 3/4/04)          +16.13%   +11.48%      N/A     +8.18%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A     +3.71%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A     +3.88%*
 Class R4** (inception 3/28/02)      +15.80%   +11.18%   +10.24%    +5.66%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A     +4.24%*
WITH SALES CHARGE
 Class A (inception 3/28/02)          +9.15%    +8.73%    +8.69%    +4.26%
 Class B (inception 3/28/02)          +9.71%    +8.93%    +8.88%    +4.44%
 Class C (inception 3/28/02)         +13.80%   +10.06%    +9.17%    +4.64%

--------------------------------------------------------------------------------

 6 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AT JUNE 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 3/28/02)         +20.32%   +10.32%   +9.35%     +6.17%
 Class B (inception 3/28/02)         +19.30%    +9.40%   +8.52%     +5.30%
 Class C (inception 3/28/02)         +19.38%    +9.42%   +8.52%     +5.35%
 Class I (inception 3/4/04)          +20.87%   +10.84%     N/A      +9.40%
 Class R2 (inception 12/11/06)          N/A       N/A      N/A      +7.12%*
 Class R3 (inception 12/11/06)          N/A       N/A      N/A      +7.12%*
 Class R4** (inception 3/28/02)      +20.71%   +10.52%   +9.57%     +6.37%
 Class R5 (inception 12/11/06)          N/A       N/A      N/A      +7.48%*
WITH SALES CHARGE
 Class A (inception 3/28/02)         +13.40%    +8.16%   +8.07%     +4.98%
 Class B (inception 3/28/02)         +14.30%    +8.27%   +8.23%     +5.15%
 Class C (inception 3/28/02)         +18.38%    +9.42%   +8.52%     +5.35%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Bob Ewing and Nick Thakore, RiverSource Large Cap Equity Fund's portfolio managers, discuss the Fund's results and positioning for the annual period ended July 31, 2007.

Q: How did RiverSource Large Cap Equity Fund perform for the 12-month period ended July 31, 2007?

A: RiverSource Large Cap Equity Fund's Class A shares advanced 15.79%, excluding sales charge, for the fiscal year ended July 31, 2007. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard & Poor's 500 Index (S&P 500 Index), which increased 16.45% and 16.13%, respectively. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 16.16% during the same time frame.

Q: What factors most significantly affected performance for the period?

A: U.S. stocks advanced sharply during the past year, as economic growth continued and the Federal Reserve Board held the Fed Funds rate, a benchmark for short-term interest rates, steady. Stock market volatility increased in the latter half of the year, amid concerns that weakness in the subprime lending market would affect other areas of the economy. This past year brought a shift in market leadership as large-cap growth stocks outperformed large-cap value as well as small- and mid-cap stocks.

   The Fund lagged the Russell Index, primarily due to sector allocations. Stock selection had a positive effect on return. Stock selection in the information technology sector had a favorable impact, as did selection in industrials and consumer staples. Selection in the health care, materials and financials sectors detracted from performance.

   A larger technology position than the Russell Index was advantageous as the technology sector advanced almost twice as much as the overall Russell Index. Having a smaller financials position than the Russell Index was also beneficial, as financial companies faced a challenging interest rate environment and deteriorating lending market. Smaller positions in industrials and energy compared to the Russell Index hampered results.

--------------------------------------------------------------------------------

 8 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Individual contributors to performance included Vodafone Group, Nokia, QUALCOMM, Honeywell Intl and Freescale. The Fund's holdings in each of these stocks were larger than the respective Russell Index weightings. Vodafone Group, a European wireless telecommunications company, began the period at a relatively inexpensive valuation. A combination of improving fundamentals and expectations that were initially quite low led to strong performance. Cell phone manufacturer Nokia benefited from a favorable market for wireless handsets, particularly lower cost products in the emerging markets, an area where Nokia has a strong presence. QUALCOMM, a semiconductor company that makes chips for handheld wireless devices, is beginning a major product cycle in which the company has a virtual monopoly on technology for the next generation of cell phone handsets. In addition to its broad industrial exposure, Honeywell Intl operates in aerospace and defense, areas that have been particularly strong. Semiconductor company Freescale was acquired during the year and is an example of how portfolio results have benefited from the very active private equity marketplace.

   A LARGER TECHNOLOGY POSITION THAN THE RUSSELL INDEX WAS ADVANTAGEOUS AS THE TECHNOLOGY SECTOR ADVANCED ALMOST TWICE AS MUCH AS THE OVERALL RUSSELL INDEX.

   The largest detractors to performance during the period were Boston Scientific, Sprint Nextel, Countrywide Financial and Genentech. Each of these positions is larger than the respective Russell Index weighting. Medical device company Boston Scientific has seen some improvement in sales of implantable cardioverter defibrillators, but faced continued pressure in other areas, including sales of drug-coated coronary stents. Telecommunications firm Sprint Nextel showed improved performance toward the end of the period, but earlier in the year, the company struggled with customer turnover and an inability to capitalize on consolidation savings expected from the merger of the two companies. Though we thought the valuation of mortgage lender Countrywide Financial adequately discounted the challenging lending environment, mortgage volume decelerated more than anticipated, and the company indicated that credit problems in the subprime mortgage segment may spread to other areas, such as home equity loans. Biotechnology firm Genentech suffered

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   from concerns about decelerating growth, competition from new entrants into its markets and a trend toward lower doses on a leading product, which would reduce revenue. Despite some deceleration, the stock has remained a great growth opportunity, and recent earnings exceeded expectations. Having a smaller-than-Russell Index position in oil services company Schlumberger also detracted from performance. As high commodity prices have motivated oil and gas producers to search for more oil and gas reserves, demand for Schlumberger's services has grown, driving the stock price higher.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The most significant change to the portfolio during the last year was increased exposure to industrials. Powerful earnings growth and lower price-to-earnings multiples made selected industrials stocks more appealing from a valuation perspective. Within the industrials sector, machinery stocks were an attractive segment. We decreased telecommunications services exposure. Several telecommunications holdings in the Fund, such as Verizon Communications and AT&T, performed quite well, and as valuations crept up, we took some profits. As other stocks in the telecommunications sector struggled, we reduced exposure to selected holdings. We also decreased the consumer staples position based on our valuation assessment. These stocks, particularly some food and household products companies, have become more expensive as the market has become concerned about overall earnings in the equity universe.

   IN THE CURRENT ENVIRONMENT, WE CONTINUED TO FOCUS ON COMPANIES THAT EXHIBIT MORE GROWTH CHARACTERISTICS AND ARE LESS DEPENDENT ON THE EXTERNAL ECONOMIC CYCLE.


--------------------------------------------------------------------------------

 10 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: How do you plan to manage the Fund in coming months?

A: With an economy that has been resilient, but is in the late stages of its cycle, the door is open to either a strong or weak equity market. In the current environment, we continue to focus on companies that exhibit more growth characteristics and are less dependent on the external economic cycle. These are stocks that, in our view, control their own destiny when it comes to earnings growth. Another major portfolio theme is a preference for larger companies within our universe. Larger companies are delivering attractive growth rates and still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups. Finally, by most valuation measures, the portfolio compares favorably with the Russell Index, demonstrating that we are finding more attractive opportunities on a valuation basis.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/07)* as compared to the performance of three widely cited performance indices, the Russell 1000 Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.

COMPARATIVE RESULTS

Results at July 31, 2007                                           SINCE
                                          1 YEAR     3 YEARS    INCEPTION(4)
RIVERSOURCE LARGE CAP EQUITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,896    $12,840      $12,493
        Average annual total return         +9.15%     +8.69%       +4.26%
RUSSELL 1000 INDEX(1)
        Cumulative value of $10,000       $11,645    $14,238      $14,342
        Average annual total return        +16.45%    +12.50%       +7.00%
S&P 500 INDEX(2)
        Cumulative value of $10,000       $11,613    $13,959      $13,957
        Average annual total return        +16.13%    +11.76%       +6.45%
LIPPER LARGE-CAP CORE FUNDS INDEX(3)
        Cumulative value of $10,000       $11,616    $13,728      $13,303
        Average annual total return        +16.16%    +11.14%       +5.49%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                        RIVERSOURCE LARGE
                                         CAP EQUITY FUND                                                       LIPPER LARGE-CAP
                                     CLASS A (INCLUDES SALES     RUSSELL 1000(R)        S&P 500 INDEX(2)     CORE FUNDS INDEX(3)
                                        CHARGE) ($12,493)       INDEX(1) ($14,342)         ($13,957)              ($13,303)
                                     -----------------------    ------------------      ----------------     -------------------
4/1/02                                        9,425                  10,000                 10,000                 10,000
7/02                                          7,766                   8,014                  7,985                  8,108
7/03                                          8,546                   8,911                  8,835                  8,808
7/04                                          9,160                  10,072                  9,999                  9,690
7/05                                         10,441                  11,704                 11,404                 10,907
7/06                                         10,807                  12,316                 12,018                 11,452
7/07                                         12,493                  14,342                 13,957                 13,303

(1) The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from March 28, 2002. Russell 1000 Index, S&P 500 Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,010.00         $5.48(c)        1.10%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.34         $5.51(c)        1.10%
 Class B
   Actual(b)                   $1,000         $1,005.10         $9.25(c)        1.86%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.57         $9.30(c)        1.86%
 Class C
   Actual(b)                   $1,000         $1,006.80         $9.21(c)        1.85%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.62         $9.25(c)        1.85%
 Class I
   Actual(b)                   $1,000         $1,013.30         $3.24(c)         .65%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.57         $3.26(c)         .65%
 Class R2
   Actual(b)                   $1,000         $1,008.30         $7.17(c)        1.44%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.65         $7.20(c)        1.44%
 Class R3
   Actual(b)                   $1,000         $1,008.30         $5.93(c)        1.19%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.89         $5.96(c)        1.19%
 Class R4*
   Actual(b)                   $1,000         $1,011.60         $4.64(c)         .93%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.18         $4.66(c)         .93%

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  15

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(b)                   $1,000         $1,011.60         $3.49(c)         .70%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.32         $3.51(c)         .70%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +1.00% for Class A, +0.51% for Class B, +0.68% for Class C, +1.33% for Class I, +0.83% for Class R2, +0.83% for Class R3, +1.16% for Class R4 and +1.16%. for Class R5.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.05% for Class A, 1.81% for Class B, 1.81% for Class C, 0.67% for Class I, 1.47% for Class R2, 1.22% for Class R3, 0.90% for Class R4 and 0.72% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $5.34 for Class A, $9.11 for Class B and $9.12 for Class C; the hypothetical expenses paid would have been $5.37 for Class A, $9.16 for Class B and $9.16 for Class C; the actual and hypothetical expenses for Class I, Class R2, Class R3, Class R4 and Class R5 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 16 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.7%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.8%)
Boeing                                              828,474             $85,689,067
DRS Technologies                                     58,740               3,075,626
General Dynamics                                     54,831               4,307,523
Goodrich                                            336,373              21,161,225
Honeywell Intl                                      987,939              56,816,372
L-3 Communications Holdings                         153,663              14,991,362
Lockheed Martin                                     239,432              23,579,263
Northrop Grumman                                     99,490               7,571,189
United Technologies                                 348,577              25,435,664
                                                                    ---------------
Total                                                                   242,627,291
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                           44,884               3,398,616
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                 113,258(b)            4,999,208
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                               33,598(b)              964,935
Johnson Controls                                     31,795               3,597,604
                                                                    ---------------
Total                                                                     4,562,539
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                          306,233               2,606,043
General Motors                                       91,522               2,965,312
Harley-Davidson                                      41,771               2,394,314
                                                                    ---------------
Total                                                                     7,965,669
-----------------------------------------------------------------------------------

BEVERAGES (1.8%)
Anheuser-Busch Companies                            123,843               6,039,823
Brown-Forman Cl B                                    12,762                 847,907
Coca-Cola                                           738,428              38,479,483
Coca-Cola Enterprises                                45,074               1,021,377
Constellation Brands Cl A                           131,608(b)            2,886,163
Molson Coors Brewing Cl B                             7,601                 676,033

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
BEVERAGES (CONT.)
Pepsi Bottling Group                                 21,292                $712,430
PepsiCo                                           1,005,768              65,998,497
                                                                    ---------------
Total                                                                   116,661,713
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (2.0%)
Amgen                                               710,354(b)           38,174,424
Biogen Idec                                         424,515(b)           24,002,078
Celgene                                             154,340(b)            9,346,830
Genentech                                           671,936(b)           49,978,600
Gilead Sciences                                     161,682(b)            6,019,421
                                                                    ---------------
Total                                                                   127,521,353
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                               214,382(f)            5,833,334
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Bank of New York Mellon                             255,657              10,878,205
Bear Stearns Companies                               19,227               2,330,697
Blackstone Group LP                                  81,592(b,f)          1,959,024
Charles Schwab                                      123,838               2,492,859
Fortress Investment Group LLC Cl A                  170,277(f)            3,230,155
Franklin Resources                                   66,551               8,476,601
Goldman Sachs Group                                 140,145              26,394,909
KKR Private Equity Investors LP Unit              1,729,320(h)           34,932,264
Lehman Brothers Holdings                            416,768              25,839,616
Merrill Lynch & Co                                  399,217              29,621,901
Morgan Stanley                                      473,657              30,252,473
Oaktree Capital Group LLC Cl A Unit                 247,000(b,d,h)        8,151,000
State Street                                        143,173               9,596,886
T Rowe Price Group                                  294,629              15,359,010
                                                                    ---------------
Total                                                                   209,515,600
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CHEMICALS (1.0%)
Air Products & Chemicals                             35,023              $3,024,937
Ashland                                              41,898               2,558,292
Dow Chemical                                        505,790              21,991,749
Eastman Chemical                                     76,363               5,255,302
Ecolab                                               28,539               1,201,777
EI du Pont de Nemours & Co                          315,694              14,752,381
Hercules                                             20,171(b)              418,750
Intl Flavors & Fragrances                            12,526                 627,678
Monsanto                                             87,945               5,668,055
PPG Inds                                             26,535               2,023,824
Praxair                                              51,839               3,971,904
Rohm & Haas                                          23,908               1,351,280
Sigma-Aldrich                                        21,370                 968,488
                                                                    ---------------
Total                                                                    63,814,417
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.1%)
BB&T                                                 87,853               3,287,459
Comerica                                             25,555               1,345,726
Commerce Bancorp                                     30,398               1,016,813
Compass Bancshares                                   20,925               1,449,684
Fifth Third Bancorp                                 144,175(f)            5,318,616
First Horizon Natl                                   20,314                 644,360
Huntington Bancshares                                59,191               1,136,467
M&T Bank                                             12,453               1,323,629
Natl City                                            96,037               2,822,527
PNC Financial Services Group                        158,450              10,560,693
Regions Financial                                   118,610               3,566,603
SunTrust Banks                                       57,586               4,508,984
Synovus Financial                                    52,437               1,466,139
US Bancorp                                          615,065              18,421,197
Wachovia                                            739,868              34,929,168
Wells Fargo & Co                                  1,148,223              38,775,490
Zions Bancorporation                                 18,001               1,341,975
                                                                    ---------------
Total                                                                   131,915,530
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                    45,104(b)             $580,488
Avery Dennison                                       31,967               1,960,856
Cintas                                               21,965                 803,040
Equifax                                              40,534               1,640,006
Monster Worldwide                                    20,791(b)              808,562
Robert Half Intl                                     27,179                 923,814
Waste Management                                     86,256               3,280,316
                                                                    ---------------
Total                                                                     9,997,082
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.4%)
Alcatel-Lucent                                       43,541(c)              518,295
Alcatel-Lucent ADR                                  252,867(c)            2,933,257
Avaya                                             1,352,083(b)           22,363,453
Cisco Systems                                     3,736,825(b)          108,031,610
Corning                                              73,231(b)            1,745,827
JDS Uniphase                                      1,094,103(b)           15,678,496
Motorola                                            722,411              12,273,763
Nokia ADR                                         1,150,518(c)           32,950,836
QUALCOMM                                          2,592,395             107,973,252
Telefonaktiebolaget LM Ericsson ADR                 777,090(c)           29,070,937
Tellabs                                             606,563(b)            6,884,490
                                                                    ---------------
Total                                                                   340,424,216
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.1%)
Apple                                               410,222(b)           54,050,850
Brocade Communications Systems                       81,763(b)              575,612
Dell                                                787,539(b)           22,027,466
EMC                                                 148,504(b)            2,748,809
Hewlett-Packard                                   1,354,987              62,370,051
Intl Business Machines                              452,632              50,083,731
SanDisk                                             129,817(b)            6,962,086
                                                                    ---------------
Total                                                                   198,818,605
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                31,489               3,637,294
KBR                                                 417,199(b)           13,387,916
                                                                    ---------------
Total                                                                    17,025,210
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                     15,374               1,471,599
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSUMER FINANCE (0.8%)
American Express                                    357,634             $20,935,894
Capital One Financial                               370,999              26,251,890
Discover Financial Services                         236,615(b)            5,453,964
SLM                                                      48                   2,360
                                                                    ---------------
Total                                                                    52,644,108
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                 16,680                 855,184
Bemis                                                18,623                 548,820
Pactiv                                               21,503(b)              679,710
Sealed Air                                           26,109                 711,470
Temple-Inland                                        83,873               4,875,537
                                                                    ---------------
Total                                                                     7,670,721
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                        27,343               1,300,980
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                    22,644(b)            1,338,487
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.6%)
Bank of America                                   2,249,449             106,668,871
CIT Group                                            27,250               1,122,155
Citigroup                                         2,288,403             106,570,927
CME Group                                             9,067               5,009,518
Financial Select Sector SPDR Fund                   116,106(f)            3,822,210
iShares Dow Jones US Healthcare Sector Index
 Fund                                                     1                      67
JPMorgan Chase & Co                               1,453,691              63,976,941
Materials Select Sector SPDR Trust                   48,279               1,902,193
Moody's                                              11,954                 643,125
Utilities Select Sector SPDR Fund                    63,980               2,412,046
                                                                    ---------------
Total                                                                   292,128,053
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
AT&T                                              1,936,058              75,816,032
Chunghwa Telecom ADR                                 51,679(c)              856,839
Citizens Communications                             187,230               2,701,729

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
COLT Telecom Group                                  523,770(b,c)         $1,630,318
Deutsche Telekom                                  2,183,211(c)           37,519,099
Deutsche Telekom ADR                                844,053(c)           14,500,831
Embarq                                               34,013               2,101,663
Indosat                                           6,582,958(c)            5,176,404
Qwest Communications Intl                         1,345,696(b)           11,478,787
Telecom Italia                                      235,047(c)              629,243
Telefonica                                          872,212(c)           20,413,864
Telefonica ADR                                       96,187(c)            6,755,213
Telenor ADR                                         192,349(c)           10,628,975
Verizon Communications                            1,040,002              44,324,885
Windstream                                          184,667               2,541,018
                                                                    ---------------
Total                                                                   237,074,900
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy                                     26,617(b)            1,390,206
American Electric Power                              64,208               2,792,406
Duke Energy                                         203,483               3,465,315
Edison Intl                                          52,738               2,789,313
Entergy                                             157,579              15,751,597
Exelon                                              346,848              24,331,387
FirstEnergy                                          52,040               3,161,430
FPL Group                                           133,055               7,681,265
Hawaiian Electric Inds                              123,479               2,816,556
Pinnacle West Capital                                59,622               2,234,633
PPL                                                 211,509               9,970,534
Progress Energy                                      83,351               3,639,105
Southern                                            567,071              19,076,268
                                                                    ---------------
Total                                                                    99,100,015
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Inds Cl A                                     27,957               1,479,484
Emerson Electric                                    538,480              25,346,254
Rockwell Automation                                  25,516               1,785,865
                                                                    ---------------
Total                                                                    28,611,603
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                  4,658(b)             $177,703
Tyco Electronics                                    163,662(b)            5,862,373
                                                                    ---------------
Total                                                                     6,040,076
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Halliburton                                         121,972               4,393,431
Natl Oilwell Varco                                   68,445(b)            8,220,929
Pride Intl                                          320,145(b)           11,221,082
Transocean                                          143,164(b)           15,382,972
Weatherford Intl                                     75,884(b)            4,198,662
                                                                    ---------------
Total                                                                    43,417,076
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
CVS Caremark                                        652,181              22,950,249
Kroger                                              115,259               2,992,124
Safeway                                             102,218               3,257,688
SUPERVALU                                            33,464               1,394,445
SYSCO                                                99,917               3,185,354
Wal-Mart Stores                                     416,813              19,152,557
Whole Foods Market                                   24,087                 892,182
                                                                    ---------------
Total                                                                    53,824,599
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland                              106,597               3,581,659
Campbell Soup                                       151,064               5,563,687
ConAgra Foods                                        81,807               2,073,807
Dean Foods                                          163,648               4,708,153
General Mills                                       134,988               7,508,033
Groupe Danone                                        20,540(c)            1,493,215
HJ Heinz                                             52,609               2,302,170
Kellogg                                             219,371              11,365,612
Kraft Foods Cl A                                  1,231,571              40,333,950
McCormick & Co                                       21,081                 720,127
Sara Lee                                            118,782               1,882,695
Tyson Foods Cl A                                     42,307                 901,139
WM Wrigley Jr                                        35,328               2,037,719
                                                                    ---------------
Total                                                                    84,471,966
-----------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                 8,082                 318,512
ONEOK                                               123,021               6,243,315
Questar                                              27,822               1,432,555
                                                                    ---------------
Total                                                                     7,994,382
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Bausch & Lomb                                        85,589              $5,471,705
Boston Scientific                                 5,636,336(b)           74,117,818
China Medical Technologies ADR                       60,149(c,f)          1,968,075
Covidien                                            146,069(b,c)          5,981,526
CR Bard                                              24,622               1,932,088
Medtronic                                           413,189              20,936,287
St. Jude Medical                                     35,756(b)            1,542,514
Stryker                                             120,598               7,528,933
                                                                    ---------------
Total                                                                   119,478,946
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna                                               256,025              12,307,122
Cardinal Health                                     640,182              42,079,163
CIGNA                                               161,369               8,333,095
Coventry Health Care                                 25,158(b)            1,404,068
Express Scripts                                      44,451(b)            2,228,329
Humana                                               27,444(b)            1,758,886
Laboratory Corp of America Holdings                  19,798(b)            1,462,082
Manor Care                                           11,676                 739,675
McKesson                                            454,112              26,229,509
Patterson Companies                                  21,937(b)              786,880
Quest Diagnostics                                    25,252               1,400,728
Tenet Healthcare                                     74,404(b)              385,413
UnitedHealth Group                                  718,677              34,805,527
                                                                    ---------------
Total                                                                   133,920,477
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                           31,298                 880,413
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Chipotle Mexican Grill Cl A                           3,193(b)              282,070
Chipotle Mexican Grill Cl B                               1(b)                   81
Darden Restaurants                                   24,632               1,048,584
Intl Game Technology                                278,586               9,839,658
Marriott Intl Cl A                                  454,170              18,870,764
McDonald's                                          495,221              23,706,229
Pinnacle Entertainment                              129,730(b)            3,439,142
Starwood Hotels & Resorts Worldwide                  18,112               1,140,332

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Wyndham Worldwide                                    15,333(b)             $515,955
Yum! Brands                                          43,401               1,390,568
                                                                    ---------------
Total                                                                    60,233,383
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Black & Decker                                       11,112                 961,966
DR Horton                                           412,218               6,727,397
Fortune Brands                                       24,670               2,005,671
Harman Intl Inds                                    764,932              88,732,111
Hovnanian Enterprises Cl A                          215,952(b,f)          2,859,204
Leggett & Platt                                      28,702                 594,992
Lennar Cl A                                         129,480               3,969,857
Meritage Homes                                       52,169(b,f)          1,017,296
Newell Rubbermaid                                    44,630               1,180,464
Snap-On                                              10,370                 542,662
Standard-Pacific                                    226,507               3,354,569
Stanley Works                                        13,690                 757,468
Tele Atlas                                           73,436(b,c)          2,110,025
Whirlpool                                            12,734               1,300,269
                                                                    ---------------
Total                                                                   116,113,951
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.9%)
Clorox                                               24,496               1,481,028
Colgate-Palmolive                                   607,431              40,090,446
Kimberly-Clark                                       73,918               4,972,464
Procter & Gamble                                  1,185,442              73,331,443
Spectrum Brands                                     354,637(b,f)          1,556,856
                                                                    ---------------
Total                                                                   121,432,237
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                                 107,510(b)            2,112,572
Constellation Energy Group                           29,246               2,450,815
Dynegy Cl A                                          68,036(b)              606,201
TXU                                                  74,337               4,850,488
                                                                    ---------------
Total                                                                    10,020,076
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.2%)
3M                                                   38,249               3,401,101
General Electric                                  3,402,238             131,870,745
Tyco Intl                                           125,960(c)            5,956,648
                                                                    ---------------
Total                                                                   141,228,494
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INSURANCE (4.7%)
ACE                                                 606,443(c)          $35,003,890
AFLAC                                               594,788              31,000,351
Allstate                                             14,192                 754,305
American Intl Group                               1,530,882              98,252,007
Aon                                                  77,113               3,087,605
Arch Capital Group                                   46,830(b,c)          3,262,178
Assurant                                             21,677               1,099,457
Chubb                                               169,267               8,532,749
Endurance Specialty Holdings                         63,275(c)            2,366,485
Genworth Financial Cl A                              27,589                 842,016
Hartford Financial Services Group                   457,553              42,035,394
Lincoln Natl                                          8,254                 497,881
MetLife                                             167,959              10,114,491
Principal Financial Group                            23,834               1,343,999
Prudential Financial                                565,678              50,136,041
Validus Holdings                                     28,915(b,c)            650,588
XL Capital Cl A                                      68,852(c)            5,360,817
                                                                    ---------------
Total                                                                   294,340,254
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp                                  36,085(b)            1,037,083
Liberty Media -- Interactive Cl A                   142,596(b,e)          2,987,386
                                                                    ---------------
Total                                                                     4,024,469
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
eBay                                                928,269(b)           30,075,916
Google Cl A                                         100,088(b)           51,044,879
VeriSign                                            399,144(b)           11,850,585
Yahoo!                                              531,978(b)           12,368,489
                                                                    ---------------
Total                                                                   105,339,869
-----------------------------------------------------------------------------------

IT SERVICES (0.8%)
Accenture Cl A                                       54,564(c)            2,298,781
Affiliated Computer Services Cl A                   150,895(b)            8,097,026
Automatic Data Processing                           229,538              10,655,153
Broadridge Financial Solutions                            1                      18
Cognizant Technology Solutions Cl A                  49,114(b)            3,977,252
Computer Sciences                                     4,516(b)              251,451

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
IT SERVICES (CONT.)
Convergys                                            15,667(b)             $298,456
Electronic Data Systems                             158,583               4,280,155
Fidelity Natl Information Services                   21,617               1,072,852
First Data                                          281,342               8,943,862
HCL Technologies                                    531,725(c)            4,121,395
Ness Technologies                                    55,072(b,c)            647,647
Paychex                                              54,908               2,272,093
Satyam Computer Services ADR                         46,906(c)            1,250,514
Unisys                                               53,629(b)              433,859
Western Union                                        70,212               1,400,729
                                                                    ---------------
Total                                                                    50,001,243
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                            14,714                 411,403
Eastman Kodak                                        46,229               1,167,282
Hasbro                                               26,088                 730,986
Mattel                                               63,768               1,460,925
                                                                    ---------------
Total                                                                     3,770,596
-----------------------------------------------------------------------------------

MACHINERY (1.5%)
Caterpillar                                         395,878              31,195,186
Deere & Co                                          125,388              15,099,223
Flowserve                                           308,191              22,272,964
Illinois Tool Works                                  52,005               2,862,875
Ingersoll-Rand Cl A                                  60,081(c)            3,023,276
ITT                                                  62,663               3,940,249
Navistar Intl                                         9,998(b)              631,124
Parker Hannifin                                     137,422              13,560,803
                                                                    ---------------
Total                                                                    92,585,700
-----------------------------------------------------------------------------------

MEDIA (6.7%)
Charter Communications Cl A                       1,762,625(b)            7,156,258
Comcast Cl A                                      1,157,980(b)           30,420,135
Comcast Special Cl A                                288,867(b)            7,559,649
EchoStar Communications Cl A                         81,393(b)            3,442,110
Idearc                                               12,741                 442,240
McGraw-Hill Companies                                11,472                 694,056

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MEDIA (CONT.)
News Corp Cl A                                    2,658,620             $56,150,054
Time Warner                                       1,673,001              32,221,999
Time Warner Cable Cl A                               60,128(b,i)          2,298,092
Viacom Cl B                                         274,006(b)           10,494,430
Virgin Media                                      8,100,992(j)          201,228,642
Vivendi                                             731,373(c)           31,067,866
Walt Disney                                         332,380              10,968,540
WorldSpace Cl A                                     276,554(b,f)          1,349,584
XM Satellite Radio Holdings Cl A                  2,560,293(b,j)         29,315,355
                                                                    ---------------
Total                                                                   424,809,010
-----------------------------------------------------------------------------------

METALS & MINING (1.6%)
Alcan                                                36,315(c)            3,537,081
Alcoa                                               329,277              12,578,381
Allegheny Technologies                               16,357               1,716,340
Barrick Gold                                         71,747(c)            2,360,476
Coeur d'Alene Mines                               3,701,745(b,f)         14,473,823
Freeport-McMoRan Copper & Gold                       60,114               5,649,514
Lihir Gold                                       14,134,965(b,c)         36,843,324
Newmont Mining                                      466,080              19,458,840
Nucor                                                48,726               2,446,045
Stillwater Mining                                   166,411(b)            1,514,340
                                                                    ---------------
Total                                                                   100,578,164
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Dillard's Cl A                                       20,634                 616,750
JC Penney                                           248,839              16,931,005
Kohl's                                              151,541(b)            9,213,693
Macy's                                              167,012               6,024,123
Nordstrom                                           136,298               6,485,059
Target                                              209,438              12,685,660
                                                                    ---------------
Total                                                                    51,956,290
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Ameren                                               33,443               1,604,595
CenterPoint Energy                                   51,807                 853,779
CMS Energy                                           36,137                 583,974
Consolidated Edison                                  41,704               1,821,631
Dominion Resources                                  229,630              19,339,438
DTE Energy                                           28,672               1,329,807
Integrys Energy Group                                12,897                 638,273
KeySpan                                              28,422               1,180,934

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MULTI-UTILITIES (CONT.)
NiSource                                             44,329                $845,354
PG&E                                                 56,785               2,430,966
Public Service Enterprise Group                      40,915               3,524,827
TECO Energy                                          37,193                 600,295
Xcel Energy                                         330,462               6,708,379
                                                                    ---------------
Total                                                                    41,462,252
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.8%)
Anadarko Petroleum                                   40,583               2,042,542
Apache                                               14,337               1,159,003
BP ADR                                              284,884(c)           19,770,950
Canadian Natural Resources                           13,103(c)              896,376
Chesapeake Energy                                    60,200               2,049,208
Chevron                                           1,086,777              92,658,607
ConocoPhillips                                      553,551              44,749,063
CONSOL Energy                                        29,870               1,244,086
Devon Energy                                         98,358               7,338,490
El Paso                                             105,003               1,748,300
Exxon Mobil                                       2,719,946             231,549,004
Occidental Petroleum                                202,345              11,477,008
Peabody Energy                                       41,749               1,764,313
Petroleo Brasileiro ADR                              14,313(c)              928,914
Range Resources                                       2,634                  97,827
Royal Dutch Shell ADR                                51,442(c)            3,991,385
Ship Finance Intl                                   128,536(c)            3,592,581
Spectra Energy                                       96,471               2,457,116
Sunoco                                               11,864                 791,566
Total                                               712,083(c)           56,080,853
Valero Energy                                        48,764               3,267,676
Williams Companies                                   92,197               2,973,353
XTO Energy                                           51,271               2,795,808
                                                                    ---------------
Total                                                                   495,424,029
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                             203,128(f)            3,985,371
Intl Paper                                          262,856               9,744,072
MeadWestvaco                                         29,525                 960,744
Weyerhaeuser                                        152,609              10,871,865
                                                                    ---------------
Total                                                                    25,562,052
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PERSONAL PRODUCTS (0.1%)
Avon Products                                       100,554              $3,620,950
Estee Lauder Companies Cl A                          19,422                 874,378
Herbalife                                            28,413(c)            1,164,365
                                                                    ---------------
Total                                                                     5,659,693
-----------------------------------------------------------------------------------

PHARMACEUTICALS (7.0%)
AstraZeneca                                         826,407(c)           42,710,851
Bristol-Myers Squibb                              1,557,210              44,240,336
Eli Lilly & Co                                      505,725              27,354,665
Johnson & Johnson                                   526,541              31,855,731
Merck & Co                                        1,977,928              98,204,125
Novartis ADR                                         73,673(c)            3,974,658
Pfizer                                            5,085,050             119,549,526
Schering-Plough                                   1,198,822(i)           34,214,380
Teva Pharmaceutical Inds ADR                        104,431(c)            4,388,191
Wyeth                                               794,585              38,553,264
                                                                    ---------------
Total                                                                   445,045,727
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Annaly Capital Management                           351,343               5,076,906
Apartment Investment & Management Cl A               95,422               4,031,580
Archstone-Smith Trust                                35,341               2,028,927
AvalonBay Communities                                12,839(i)            1,386,227
Boston Properties                                    19,247               1,818,649
Developers Diversified Realty                        21,405               1,027,440
Equity Residential                                   47,575               1,893,961
General Growth Properties                            40,028               1,920,543
Host Hotels & Resorts                                84,269               1,779,761
Kimco Realty                                         36,575               1,365,345
Plum Creek Timber                                    29,811               1,158,455
ProLogis                                             41,461               2,359,131
Public Storage                                       19,851               1,391,357
Simon Property Group                                  6,985                 604,412
Vornado Realty Trust                                 21,096               2,257,905
                                                                    ---------------
Total                                                                    30,100,599
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                          30,224(b)           $1,055,422
-----------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
CSX                                                  82,975               3,933,845
Hertz Global Holdings                               869,066(b)           19,458,387
Norfolk Southern                                     61,960               3,332,209
                                                                    ---------------
Total                                                                    26,724,441
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices                               86,276(b)            1,168,177
Applied Materials                                    91,807               2,023,426
Atmel                                             4,353,879(b)           23,467,408
Broadcom Cl A                                       118,120(b)            3,875,517
Cypress Semiconductor                               213,798(b)            5,357,778
Intel                                             2,889,056              68,239,502
KLA-Tencor                                           32,363               1,837,895
LSI                                               1,694,066(b)           12,197,275
Maxim Integrated Products                            96,901               3,071,762
Natl Semiconductor                                   44,492               1,156,347
NVIDIA                                               24,426(b)            1,117,734
Spansion Cl A                                     2,722,041(b)           28,880,855
Texas Instruments                                   271,277               9,546,238
United Microelectronics ADR                         434,477(c)            1,403,361
Xilinx                                               50,086               1,252,150
                                                                    ---------------
Total                                                                   164,595,425
-----------------------------------------------------------------------------------

SOFTWARE (2.0%)
ACI Worldwide                                        67,663(b)            2,065,751
Adobe Systems                                       185,308(b)            7,466,059
BEA Systems                                         186,904(b)            2,313,872
Citrix Systems                                       46,184(b)            1,670,475
Electronic Arts                                      22,525(b)            1,095,616
Microsoft                                         3,216,951              93,259,410
Oracle                                              737,642(b)           14,103,715
Quest Software                                       69,259(b)            1,025,033
Red Hat                                             164,084(b)            3,416,229
Salesforce.com                                       16,703(b)              649,079
                                                                    ---------------
Total                                                                   127,065,239
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SPECIALTY RETAIL (1.2%)
Abercrombie & Fitch Cl A                             14,240                $995,376
AutoNation                                           26,569(b)              517,564
AutoZone                                              8,038(b)            1,019,299
Gap                                                 247,189               4,251,651
Home Depot                                          583,806              21,700,069
Limited Brands                                      103,148               2,491,024
Lowe's Companies                                    625,290(f)           17,514,373
Office Depot                                         73,355(b)            1,830,941
OfficeMax                                            12,026                 395,415
Penske Automotive Group                             192,109               3,742,283
RadioShack                                           21,844                 548,940
Sherwin-Williams                                     17,897               1,247,242
Staples                                             116,020               2,670,780
TJX Companies                                       666,160              18,485,940
                                                                    ---------------
Total                                                                    77,410,897
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                  17,555                 438,173
Liz Claiborne                                        18,203                 639,653
Nike Cl B                                            61,163               3,452,651
Polo Ralph Lauren                                     1,722                 153,861
VF                                                   14,572               1,250,132
                                                                    ---------------
Total                                                                     5,934,470
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial                             1,435,058              40,425,584
Fannie Mae                                          430,519              25,762,257
Freddie Mac                                         380,168              21,772,221
                                                                    ---------------
Total                                                                    87,960,062
-----------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                      1,354,687              90,046,045
Reynolds American                                    27,768               1,698,569
UST                                                  26,011               1,392,889
                                                                    ---------------
Total                                                                    93,137,503
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.0%)
ALLTEL                                              470,188              31,008,899
America Movil ADR Series L                           82,100(c)            4,916,148
Hutchison Telecommunications Intl                12,406,800(c)           15,536,640

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
WIRELESS TELECOMMUNICATION SERVICES (CONT.)
Millicom Intl Cellular                              110,859(b,c)         $8,901,978
Orascom Telecom Holding GDR                          81,233(c,f)          5,458,858
Sprint Nextel                                     3,314,085              68,038,165
Vivo Participacoes ADR                            1,143,032(c)            5,132,214
Vodafone Group                                   30,804,233(c)           92,602,087
Vodafone Group ADR                                  799,620(c)           24,268,467
                                                                    ---------------
Total                                                                   255,863,456
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $5,592,182,260)                                               $6,115,883,787
-----------------------------------------------------------------------------------

OPTIONS PURCHASED (0.2%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
QUALCOMM                                             683              $50.00             Jan. 2008                $102,450
Virgin Media                                       7,244               30.00             Jan. 2008                 543,300
Virgin Media                                       7,244               27.50             Jan. 2008               1,050,380

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)

PUTS
Oil Service Sector Index                             404             $215.00            Sept. 2007                 $37,370
XM Satellite Radio Holdings
 Cl A                                             20,639               15.00             Jan. 2008               8,255,600
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $9,226,291)                                                                                              $9,989,100
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                233,390,132(k)         $233,390,132
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $233,390,132)                                                   $233,390,132
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,834,798,683)(l)                                            $6,359,263,019
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2007, the value of foreign securities represented 9.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $8,151,000 or 0.1% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At July 31, 2007, security was partially or fully on loan. See Note 7 to the financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  25

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.6% of net assets. See Note 7 to the financial statements. Cash collateral received for open options contracts is invested in an affiliated money market fund and represents 0.1% of net assets. See Note 1 to the financial statements. 3.0% of net assets is the Fund's cash equivalent position.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2007, is as follows:

                                             ACQUISITION
SECURITY                                        DATES                     COST
----------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit    05-01-06 thru 07-24-07         $38,592,087
Oaktree Capital Group LLC Cl A Unit*    05-21-07 thru 07-20-07          10,584,080

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
S&P 500 Index, Sept. 2007                                               50

(j) At July 31, 2007, securities valued at $41,625,751 were held to cover open call options written as follows (see Note 8 to the financial statements):

                                               EXERCISE       EXPIRATION
ISSUER                         CONTRACTS        PRICE            DATE          VALUE(A)
---------------------------------------------------------------------------------------
Virgin Media                     7,244          $30.00        Jan. 2008        $543,300
XM Satellite Radio Holdings
   Cl A                         20,639           20.00        Jan. 2008         412,780
---------------------------------------------------------------------------------------
Total value                                                                    $956,080
---------------------------------------------------------------------------------------

     At July 31, 2007, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):

                                              EXERCISE       EXPIRATION
ISSUER                        CONTRACTS        PRICE            DATE           VALUE(A)
----------------------------------------------------------------------------------------
XM Satellite Radio
   Holdings Cl A               20,639          $12.50        Jan. 2008        $4,540,580

(k)  Affiliated Money Market Fund -- See Note 10 to the financial statements.

(l) At July 31, 2007, the cost of securities for federal income tax purposes was $5,945,740,806 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $567,613,960
Unrealized depreciation                                           (154,091,747)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $413,522,213
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 26 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  27

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $5,601,408,551)       $6,125,872,887
   Affiliated money market fund (identified cost
   $233,390,132) (Note 10)                                         233,390,132
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $5,834,798,683)                                               6,359,263,019
Foreign currency holdings (identified cost $3,841,017) (Note
   1)                                                                3,811,693
Capital shares receivable                                              770,326
Dividends and accrued interest receivable                            7,948,987
Receivable for investment securities sold                           66,853,312
Unrealized appreciation on forward foreign currency
   contracts held, at value (Note 5)                                 1,048,437
------------------------------------------------------------------------------
Total assets                                                     6,439,695,774
------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                       4,708,888
Capital shares payable                                               5,864,010
Payable for investment securities purchased                         51,664,905
Payable upon return of securities loaned (Note 7)                   38,203,000
Payable for cash collateral held on open options contracts
   (Note 1)                                                          4,222,922
Variation margin payable                                               324,300
Unrealized depreciation on swap transactions, at value (Note
   9)                                                                1,510,345
Accrued investment management services fee                              96,111
Accrued distribution fee                                                59,030
Accrued transfer agency fee                                             27,110
Accrued administrative services fee                                      8,059
Accrued plan administration services fee                                 2,290
Other accrued expenses                                                 257,362
Options contracts written, at value (premiums received
   $6,575,045) (Note 8)                                              5,496,660
------------------------------------------------------------------------------
Total liabilities                                                  112,444,992
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $6,327,250,782
==============================================================================

--------------------------------------------------------------------------------

 28 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $   10,489,543
Additional paid-in capital                                       5,525,281,893
Undistributed net investment income                                 40,157,282
Accumulated net realized gain (loss) (Note 13)                     227,325,033
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Notes 5, 6 and 9)                                   523,997,031
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $6,327,250,782
==============================================================================

Net assets applicable to outstanding      Class A                            $5,038,950,020
   shares:
                                          Class B                            $  833,234,754
                                          Class C                            $   31,622,901
                                          Class I                            $   67,937,053
                                          Class R2                           $        5,001
                                          Class R3                           $        5,009
                                          Class R4                           $  330,120,266
                                          Class R5                           $   25,375,778
Net asset value per share of outstanding  Class A             833,522,641    $         6.05
   capital stock:                         shares(1)
                                          Class B shares      140,889,101    $         5.91
                                          Class C shares        5,341,167    $         5.92
                                          Class I shares       11,159,673    $         6.09
                                          Class R2 shares             822    $         6.08
                                          Class R3 shares             822    $         6.09
                                          Class R4 shares      53,887,010    $         6.13
                                          Class R5 shares       4,153,053    $         6.11
-------------------------------------------------------------------------------------------
* Including securities on loan, at value                                     $   35,122,521
   (Note 7)
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $6.42. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  29

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $  134,925,432
Interest                                                             2,709,661
Income distributions from affiliated money market fund (Note
   10)                                                              11,473,863
Fee income from securities lending (Note 7)                            782,450
   Less foreign taxes withheld                                      (1,506,828)
------------------------------------------------------------------------------
Total income                                                       148,384,578
------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  39,667,264
Distribution fee
   Class A                                                          13,273,226
   Class B                                                          11,344,113
   Class C                                                             344,990
   Class R2                                                                 16
   Class R3                                                                  8
Transfer agency fee
   Class A                                                          11,382,925
   Class B                                                           2,650,360
   Class C                                                              79,009
   Class R2                                                                  2
   Class R3                                                                  2
   Class R4                                                            670,055
   Class R5                                                              8,271
Service fee -- Class R4                                                314,706
Administrative services fees and expenses                            3,245,953
Plan administration services fee
   Class R2                                                                  8
   Class R3                                                                  8
   Class R4                                                            670,949
Compensation of board members                                          137,876
Custodian fees                                                         829,088
Printing and postage                                                   726,238
Registration fees                                                       84,687
Professional fees                                                      142,870
Other                                                                  205,056
------------------------------------------------------------------------------
Total expenses                                                      85,777,680
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                          (48,166)
------------------------------------------------------------------------------
                                                                    85,729,514
   Earnings and bank fee credits on cash balances (Note 2)            (909,145)
------------------------------------------------------------------------------
Total net expenses                                                  84,820,369
------------------------------------------------------------------------------
Investment income (loss) -- net                                     63,564,209
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 30 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $  689,178,998
   Foreign currency transactions                                       168,743
   Futures contracts                                                13,216,258
   Options contracts written (Note 8)                               (2,309,225)
   Swap transactions                                                 3,095,064
------------------------------------------------------------------------------
Net realized gain (loss) on investments                            703,349,838
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                      323,820,329
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            1,027,170,167
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $1,090,734,376
==============================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                        2007               2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                       $    63,564,209    $    40,904,787
Net realized gain (loss) on investments                   703,349,838        275,180,804
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      323,820,329       (370,550,095)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                           1,090,734,376        (54,464,504)
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (51,279,745)        (8,339,131)
      Class B                                              (2,969,618)                --
      Class C                                                (121,537)                --
      Class I                                              (1,522,653)          (656,302)
      Class R2                                                    (65)               N/A
      Class R3                                                    (66)               N/A
      Class R4                                             (5,679,767)            (1,124)
      Class R5                                               (322,641)               N/A
   Net realized gain
      Class A                                            (125,265,857)                --
      Class B                                             (27,693,216)                --
      Class C                                                (831,229)                --
      Class I                                              (2,640,713)                --
      Class R2                                                   (115)               N/A
      Class R3                                                   (115)               N/A
      Class R4                                            (13,607,896)                --
      Class R5                                               (560,037)               N/A
----------------------------------------------------------------------------------------
Total distributions                                      (232,495,270)        (8,996,557)
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                        2007               2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                            $   370,676,879    $   429,909,019
   Class B shares                                          57,068,487         50,136,037
   Class C shares                                           2,755,399          2,589,055
   Class I shares                                          15,570,677         27,683,397
   Class R2 shares                                              5,000                N/A
   Class R3 shares                                              5,000                N/A
   Class R4 shares                                         28,329,694         19,415,795
   Class R5 shares                                         26,931,801                N/A
Fund Merger (Note 12)
   Class A shares                                                 N/A      5,066,390,993
   Class B shares                                                 N/A      1,262,273,829
   Class C shares                                                 N/A         31,569,946
   Class I shares                                                 N/A         97,113,086
   Class R4 shares                                                N/A      1,287,966,195
Reinvestment of distributions at net asset value
   Class A shares                                         171,429,375          8,175,459
   Class B shares                                          30,416,192                 --
   Class C shares                                             939,571                 --
   Class I shares                                           4,163,008            656,222
   Class R4 shares                                         19,287,529              1,072
   Class R5 shares                                            882,497                N/A
Payments for redemptions
   Class A shares                                      (1,564,111,579)    (1,045,511,081)
   Class B shares (Note 2)                               (569,109,428)      (597,123,506)
   Class C shares (Note 2)                                (10,923,150)        (8,250,000)
   Class I shares                                         (69,035,113)       (62,694,425)
   Class R4 shares                                       (882,819,499)      (221,738,132)
   Class R5 shares                                         (2,629,011)               N/A
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                        (2,370,166,671)     6,348,562,961
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                (1,511,927,565)     6,285,101,900
Net assets at beginning of year                         7,839,178,347      1,554,076,447
----------------------------------------------------------------------------------------
Net assets at end of year                             $ 6,327,250,782    $ 7,839,178,347
========================================================================================
Undistributed net investment income                   $    40,157,282    $    35,811,841
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2 and Class R3 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 34 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at July 31, 2007 was $43,083,264 representing 0.68% of net assets. These securities may be valued at fair value according to

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT 35 procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are

--------------------------------------------------------------------------------

 36 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At July 31, 2007, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT 37 result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,677,324 and accumulated net realized gain has been increased by $11,327,457 resulting in a net reclassification adjustment to decrease paid-in capital by $14,004,781.

--------------------------------------------------------------------------------

 38 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income............................  $114,060,835   $8,339,131
      Long-term capital gain.....................    62,484,767           --
CLASS B
Distributions paid from:
      Ordinary income............................    16,848,997           --
      Long-term capital gain.....................    13,813,837           --
CLASS C
Distributions paid from:
      Ordinary income............................       538,139           --
      Long-term capital gain.....................       414,627           --
CLASS I
Distributions paid from:
      Ordinary income............................     2,846,125      656,302
      Long-term capital gain.....................     1,317,241           --
CLASS R2*
Distributions paid from:
      Ordinary income............................           123          N/A
      Long-term capital gain.....................            57          N/A
CLASS R3*
Distributions paid from:
      Ordinary income............................           124          N/A
      Long-term capital gain.....................            57          N/A
CLASS R4**
Distributions paid from:
      Ordinary income............................    12,499,767        1,124
      Long-term capital gain.....................     6,787,896           --
CLASS R5*
Distributions paid from:
      Ordinary income............................       603,320          N/A
      Long-term capital gain.....................       279,358          N/A

 * For the period from Dec. 11, 2006 (inception date) to July 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed R4.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $ 231,790,951
Undistributed accumulated long-term gain.................    $ 303,447,508
Accumulated realized loss................................    $(158,388,854)
Unrealized appreciation (depreciation)...................    $ 414,629,741

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  39

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On March 7, 2006, an additional dividend was paid before the merger (see Note 12) to ensure that current shareholders of RiverSource Large Cap Equity Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds

--------------------------------------------------------------------------------

 40 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $788,515 for the year ended July 31, 2007. The management fee for the year ended July 31, 2007, was 0.55% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $54,037 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  41

Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $3,512,380 for Class A, $1,079,819 for Class B and $4,228 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of

--------------------------------------------------------------------------------

 42 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT acquired funds), before giving effect to any performance incentive adjustment, were 0.89% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $48,166. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses until July 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.90% for Class R4. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.05% for Class A, 1.81% for Class B, 1.81% for Class C, 0.67% for Class I, 1.47% for Class R2, 1.22% for Class R3, 0.90% for Class R4 and 0.72% for Class R5 of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $909,145 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,555,072,901 and $7,162,685,066, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  43

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2007
                                           ISSUED FOR
                                           REINVESTED                              NET
                               SOLD       DISTRIBUTIONS      REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                     59,268,105     29,154,657      (265,432,267)      (177,009,505)
Class B                      9,841,913      5,262,317       (95,077,518)       (79,973,288)
Class C                        475,544        162,555        (1,886,761)        (1,248,662)
Class I                      2,660,792        705,595       (11,591,197)        (8,224,810)
Class R2*                          822             --                --                822
Class R3*                          822             --                --                822
Class R4**                   4,699,528      3,241,602      (149,629,106)      (141,687,976)
Class R5*                    4,421,287        149,070          (417,304)         4,153,053
----------------------------------------------------------------------------------------------

                                                     YEAR ENDED JULY 31, 2006
                                                       ISSUED FOR
                                                       REINVESTED                              NET
                            SOLD       FUND MERGER    DISTRIBUTIONS      REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------------------
Class A                  81,619,158    924,673,877      1,513,462      (193,098,401)       814,708,096
Class B                   9,503,444    234,448,180             --      (114,705,720)       129,245,904
Class C                     489,203      5,852,776             --        (1,551,449)         4,790,530
Class I                   5,125,399     17,647,385        120,911       (11,535,888)        11,357,807
Class R4**                3,501,543    232,656,314            196       (40,622,509)       195,535,544
----------------------------------------------------------------------------------------------------------

  * For the period from Dec. 11, 2006 (inception date) to July 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 44 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At July 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                            CURRENCY TO              CURRENCY TO          UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED             BE RECEIVED         APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------
Aug. 17, 2007                      32,215,655               65,851,054    $  430,584         $--
                                British Pound              U.S. Dollar
Aug. 17, 2007                      37,500,000               76,667,625       516,213         --
                                British Pound              U.S. Dollar
Aug. 2, 2007                        4,568,557                6,251,371           532         --
                       European Monetary Unit              U.S. Dollar
Aug. 30, 2007                      23,000,000               31,550,871        47,008         --
                       European Monetary Unit              U.S. Dollar
Aug. 30, 2007                      23,198,018               31,828,841        53,746         --
                       European Monetary Unit              U.S. Dollar
Aug. 30, 2007                         244,271                  178,790           354         --
                                  U.S. Dollar   European Monetary Unit
----------------------------------------------------------------------------------------------------
Total                                                                     $1,048,437         $--
----------------------------------------------------------------------------------------------------

6. STOCK INDEX FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $4,681,241 that were pledged as collateral to cover initial margin deposits on 50 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2007 was $18,273,750 with a net unrealized loss of $1,112,039. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT 45 adopted by and under the oversight of the Board. At July 31, 2007, securities valued at $35,122,521 were on loan to brokers. For collateral, the Fund received $38,203,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $782,450 for the year ended July 31, 2007. Expenses paid to the Investment Manager were $18,712 for the year ended July 31, 2007, which are included in other expenses on the statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                    YEAR ENDED JULY 31, 2007
                                                             CALLS
                                                   CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------
Balance July 31, 2006                                 1,954        $4,297,846
Opened                                               68,074         7,829,903
Closed                                              (20,401)       (6,508,617)
Expired                                             (21,744)       (1,665,240)
-----------------------------------------------------------------------------
Balance July 31, 2007                                27,883        $3,953,892
-----------------------------------------------------------------------------

                                                    YEAR ENDED JULY 31, 2007
                                                              PUTS
                                                   CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------
Balance July 31, 2006                                    --        $       --
Opened                                               33,750         4,286,250
Closed                                              (13,111)       (1,665,097)
-----------------------------------------------------------------------------
Balance July 31, 2007                                20,639        $2,621,153
-----------------------------------------------------------------------------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

 46 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

9. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open total return equity swap contracts:

                                                                      UNREALIZED
                                     TERMINATION      NOTIONAL       APPRECIATION
                                        DATE           AMOUNT       (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on a basket
of large cap industrial
securities and pay a floating
rate based on 1-month LIBOR plus
0.20%. Counterparty: Citigroup        May 7, 2008    $11,720,000     $  (741,804)
Receive total return on a basket
of large cap health care
securities and pay a floating
rate based on 1-month LIBOR plus
0.20%. Counterparty: Merrill
Lynch                               Oct. 12, 2007     13,210,000        (768,541)
----------------------------------------------------------------------------------
Total                                                                $(1,510,345)
----------------------------------------------------------------------------------

10. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $4,414,608,149 and $4,181,218,017, respectively, for the year ended July 31, 2007.

11. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  47

12. FUND MERGER

At the close of business on March 10, 2006, RiverSource Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource New Dimensions Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Large Cap Equity Fund immediately before the acquisition were $1,392,594,683 and the combined net assets immediately after the acquisition were $9,137,908,732.

The merger was accomplished by a tax-free exchange of 400,881,844 shares of RiverSource New Dimensions Fund valued at $7,745,314,049.

In exchange for the RiverSource New Dimensions Fund shares and net assets, RiverSource Large Cap Equity Fund issued the following number of shares:

                                                                 SHARES
--------------------------------------------------------------------------
Class A                                                        924,673,877
Class B                                                        234,448,180
Class C                                                          5,852,776
Class I                                                         17,647,385
Class Y                                                        232,656,314
--------------------------------------------------------------------------

RiverSource New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net income.

                                                                                 ACCUMULATED
                        TOTAL NET            CAPITAL           UNREALIZED       NET REALIZED       UNDISTRIBUTED
                          ASSETS              STOCK           APPRECIATION          LOSS            NET INCOME
----------------------------------------------------------------------------------------------------------------
RiverSource New
 Dimensions Fund      $7,745,314,049      $7,385,408,991      $472,802,551      $(112,899,579)        $2,086
----------------------------------------------------------------------------------------------------------------

13. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $158,388,854 at July 31, 2007, that if not offset by capital gains will expire as follows:

   2008          2009          2010          2011
$51,243,861   $70,190,395   $24,231,893   $12,722,705

RiverSource Large Cap Equity Fund acquired $33,183,702 of capital loss carry-overs in connection with the RiverSource New Dimensions Fund merger (Note 12) as well as capital loss carry-overs acquired as a result of prior mergers. In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital

--------------------------------------------------------------------------------

 48 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  49

Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 50 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

15. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $5.40          $5.26          $4.64          $4.53          $4.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(b)         .06            .04            .01            .01
Net gains (losses) (both realized and
 unrealized)                                .79            .12            .61            .32            .41
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .85            .18            .65            .33            .42
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.04)          (.02)            --             --
Distributions from realized gains          (.14)            --           (.01)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.20)          (.04)          (.03)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.05          $5.40          $5.26          $4.64          $4.53
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $5,039         $5,461         $1,030         $1,248            $83
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.09%          1.06%          1.11%(e)       1.20%(e)       1.25%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .99%          1.08%           .79%           .36%           .24%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%           116%           128%            99%           135%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          15.79%          3.51%         13.99%          7.19%         10.22%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.16%, 1.23% and 1.84% for the years ended July 31, 2005, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  51

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.29          $5.15          $4.56          $4.48          $4.10
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01(b)         .02             --           (.01)          (.01)
Net gains (losses) (both realized and
 unrealized)                                .76            .12            .60            .31            .39
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .77            .14            .60            .30            .38
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.01)            --             --             --             --
Distributions from realized gains          (.14)            --           (.01)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.15)                         (.01)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.91          $5.29          $5.15          $4.56          $4.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $833         $1,169           $472           $572            $36
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.86%          1.84%          1.88%(e)       1.95%(e)       2.01%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .23%           .28%           .02%          (.46%)         (.52%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%           116%           128%            99%           135%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          14.71%          2.72%         13.09%          6.48%          9.27%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.93%, 1.98% and 2.60% for the years ended July 31, 2005, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 52 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.30          $5.16          $4.57          $4.49          $4.10
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01(b)         .02             --           (.01)          (.01)
Net gains (losses) (both realized and
 unrealized)                                .77            .12            .60            .31            .40
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .78            .14            .60            .30            .39
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)            --             --             --             --
Distributions from realized gains          (.14)            --           (.01)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.16)            --           (.01)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.92          $5.30          $5.16          $4.57          $4.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $32            $35             $9            $11             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.86%          1.84%          1.88%(e)       1.98%(e)       2.01%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .23%           .28%           .02%          (.43%)         (.53%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%           116%           128%            99%           135%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          14.80%          2.71%         13.06%          6.46%          9.51%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.93%, 2.01% and 2.60% for the years ended July 31, 2005, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  53

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $5.44          $5.31          $4.67          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(c)         .10            .05             --
Net gains (losses) (both realized and
 unrealized)                                .78            .12            .63           (.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .87            .22            .68           (.28)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.09)          (.03)            --
Distributions from realized gains          (.14)            --           (.01)          (.13)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)          (.09)          (.04)          (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.09          $5.44          $5.31          $4.67
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $68           $105            $43            $14
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .63%           .59%           .65%(f)        .71%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.44%          1.53%          1.24%           .74%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%           116%           128%            99%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          16.13%          4.06%         14.64%         (5.65%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70% and 0.72% for the periods ended July 31, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $6.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(c)
Net gains (losses) (both realized and
 unrealized)                                .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .22
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.14)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.08
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.44%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .67%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           3.71%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  55

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $6.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(c)
Net gains (losses) (both realized and
 unrealized)                                .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .23
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.14)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.09
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.19%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .92%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           3.88%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.47          $5.28          $4.66          $4.54          $4.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(b)         .09            .04            .01            .01
Net gains (losses) (both realized and
 unrealized)                                .79            .12            .61            .34            .42
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .86            .21            .65            .35            .43
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.02)          (.02)          (.01)            --
Distributions from realized gains          (.14)            --           (.01)          (.22)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.20)          (.02)          (.03)          (.23)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.13          $5.47          $5.28          $4.66          $4.54
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $330         $1,069            $--             $8            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .89%(e)        .81%           .90%(e)       1.00%(e)       1.07%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.14%          1.41%          1.08%           .50%           .45%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%           116%           128%            99%           135%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          15.80%          4.03%         14.06%          7.44%         10.46%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.90%, 0.95%, 1.03% and 1.66% for the years ended July 31, 2007, 2005, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  57

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $6.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(c)
Net gains (losses) (both realized and
 unrealized)                                .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
Distributions from realized gains          (.14)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.11
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $25
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .70%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.44%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          66%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           4.24%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expenses ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 58 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE LARGE CAP EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Large Cap Equity Fund (the Fund), one of the portfolios constituting the RiverSource Large Cap Series, Inc. as of July 31, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  59

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Equity Fund of the RiverSource Large Cap Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 60 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12736

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.19713

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.08510

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.15487

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.09056
Total distributions.........................................

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.16033

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  61

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.15075

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.22052

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14968

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.21945

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.15005

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.21982

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12848

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.19825

--------------------------------------------------------------------------------

 62 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          51.53%
      Dividends Received Deduction for corporations.........          48.37%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.15068

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06977
Total distributions.........................................        $0.22045

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 64 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  65

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 66 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 68 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to all Funds, including the Fund. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT 69 necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 70 RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                     RIVERSOURCE LARGE CAP EQUITY FUND -- 2007 ANNUAL REPORT  71

     RIVERSOURCE(R) LARGE CAP EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6244 H (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
LARGE CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE LARGE CAP VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     15

Financial Statements................     21

Notes to Financial Statements.......     27

Report of Independent Registered
   Public Accounting Firm...........     47

Federal Income Tax Information......     49

Board Members and Officers..........     52

Approval of Investment Management
   Services Agreement...............     56

Proxy Voting........................     58

Change in Independent Registered
   Public Accounting Firm...........     58

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                                                                       27.8%
Energy                                                                           12.5%
Industrials                                                                      10.5%
Consumer Discretionary                                                            9.1%
Health Care                                                                       8.6%
Information Technology                                                            8.3%
Other(1)                                                                         23.2%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Telecommunication Services 6.5%, Consumer Staples 5.7%, Utilities 4.4%, Materials 3.1% and Cash & Cash Equivalents 3.5%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           4.8%
Bank of America                       3.5%
Citigroup                             3.4%
Chevron                               2.5%
Pfizer                                2.4%
AT&T                                  2.3%
General Electric                      2.2%
Verizon Communications                2.0%
JPMorgan Chase & Co                   1.9%
ConocoPhillips                        1.9%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
   X                          LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                             YEARS IN INDUSTRY
Robert Ewing, CFA                   19

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ALVAX          06/27/02
Class B                     ALVBX          06/27/02
Class C                     RLVCX          06/27/02
Class I                     ALCIX          03/04/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSLVX          06/27/02
Class R5                       --          12/11/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $95.5 million
Number of holdings                              200

--------------------------------------------------------------------------------

 4 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Large Cap Value Fund Class A
  (excluding sales charge)                             +14.47

Russell 1000(R) Value Index (unmanaged)                +13.47

Lipper Large-Cap Value Funds Index                     +14.83

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                    NET EXPENSES
Class A                                           1.28%                       1.28%
Class B                                           2.05%                       2.05%
Class C                                           2.04%                       2.04%
Class I                                           0.85%                       0.85%
Class R2(a)                                       1.63%                       1.63%
Class R3(a)                                       1.38%                       1.38%
Class R4(b)                                       1.15%                    1.13%(c)
Class R5(a)                                       0.83%                       0.83%

(a)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.003), will not exceed 1.13% for Class R4.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/27/02)         +14.47%   +12.07%   +11.92%     +9.93%
 Class B (inception 6/27/02)         +13.75%   +11.25%   +11.08%     +9.12%
 Class C (inception 6/27/02)         +13.50%   +11.18%   +11.04%     +9.09%
 Class I (inception 3/4/04)          +15.10%   +12.59%      N/A      +9.76%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A      +2.84%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A      +3.03%*
 Class R4** (inception 6/27/02)      +14.67%   +12.25%   +12.13%    +10.13%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A      +3.40%*
WITH SALES CHARGE
 Class A (inception 6/27/02)          +7.88%    +9.88%   +10.60%     +8.66%
 Class B (inception 6/27/02)          +8.89%   +10.17%   +10.82%     +8.99%
 Class C (inception 6/27/02)         +12.53%   +11.18%   +11.04%     +9.09%

AT JUNE 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 6/27/02)         +21.14%   +12.65%   +10.91%    +10.98%
 Class B (inception 6/27/02)         +20.23%   +11.83%   +10.09%    +10.16%
 Class C (inception 6/27/02)         +20.20%   +11.83%   +10.05%    +10.12%
 Class I (inception 3/4/04)          +21.56%   +13.17%      N/A     +11.27%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A      +7.00%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A      +7.18%*
 Class R4** (inception 6/27/02)      +21.32%   +12.89%   +11.11%    +11.18%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A      +7.38%*
WITH SALES CHARGE
 Class A (inception 6/27/02)         +14.17%   +10.45%    +9.60%     +9.67%
 Class B (inception 6/27/02)         +15.23%   +10.76%    +9.81%    +10.02%
 Class C (inception 6/27/02)         +19.20%   +11.83%   +10.05%    +10.12%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Bob Ewing discusses the Fund's results and positioning for the fiscal year ended July 31, 2007.

Q: How did RiverSource Large Cap Value Fund perform for the 12-month period ended July 31, 2007?

A: RiverSource Large Cap Value Fund's Class A shares advanced 14.47%, excluding sales charge, for the fiscal year ended July 31, 2007. The Fund's benchmark, the Russell 1000(R) Value Index (Russell Index), rose 13.47% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 14.83% during the same time frame.

Q: What factors most significantly affected performance for the period?

A: The past fiscal year has seen double-digit gains in the U.S. stock market, fueled by continued economic growth, solid corporate earnings and the Federal Reserve's decision to keep short-term interest rates steady. Results for the year were marked by a reversal of leadership, as large-cap growth stocks outperformed their large-cap value peers as well as small- and mid-cap stocks. Volatility increased during the second half of the year amid concerns about the potential broader impact of weakness in the subprime lending market.

   Both stock selection and sector allocations had a positive impact on performance relative to the Russell Index, with stock selection having a greater effect. Stock selection in financials, information technology and health care added to performance. Within financials, our de-emphasis of mid-size banks was advantageous. Stock selection in the consumer discretionary sector detracted from return, largely due to the Fund's holdings of homebuilders, a group that has suffered in the weak housing market.

   Having a smaller financials position than the Russell Index was a positive factor, as financial stocks were flat during the period. The Fund held a larger position in information technology and a modest overweight in industrials compared to the Russell Index, which added to performance. Though the Fund's materials position was only slightly smaller than that of the Russell Index, the underweight was disadvantageous, as the materials sector gained more than 30% during the period.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   BOTH STOCK SELECTION AND SECTOR ALLOCATIONS HAD A POSITIVE IMPACT ON PERFORMANCE RELATIVE TO THE RUSSELL INDEX, WITH STOCK SELECTION HAVING A GREATER EFFECT.

   Contributors to performance included Honeywell Intl, IBM, Goodrich and Cisco Systems. In addition to its broad industrial exposure, Honeywell Intl operates in aerospace and defense, areas that have been particularly strong. Technology company IBM had an attractive valuation and delivered fundamental performance that was similar to or slightly better than the market's expectations. Like Honeywell, Goodrich benefited from its exposure to commercial aerospace, as well as some defense exposure. The Fund had a relatively small position in Cisco Systems, but this stock is not in the Russell Index and performed well due to its strong earnings growth.

   The largest detractors to performance during the period were Countrywide Financial and Hovnanian Enterprises. Positions in both stocks were larger than those of the Russell Index. Though we believed the valuation of mortgage lender Countrywide Financial adequately discounted the challenging lending environment, mortgage volume decelerated more than anticipated, and the company indicated that credit problems in the subprime mortgage segment may spread to other areas, such as home equity loans. The Fund held several homebuilders, including Hovnanian Enterprises, which was purchased at what appeared to be the valuation low point for the cycle. However, the housing slowdown has been surprisingly severe and homebuilder stocks have remained weak.

Q: What changes did you make to the Fund during this period?

A: We decreased the Fund's financials exposure because we expect more challenges for these stocks given the deteriorating credit environment and a flat yield curve with little difference between short-term and long-term interest rates. Based on our belief that valuations in the financials sector seemed a bit high in light of these negative issues, we sold some positions. Within the financials sector, we also decreased insurance holdings because the current insurance pricing cycle seems to be in its later stages and declining prices on insurance products could be problematic.

--------------------------------------------------------------------------------

 8 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   We increased the Fund's position in the industrials sector as powerful earnings growth and lower price-to-earnings multiples made selected industrials stocks more appealing from a valuation perspective. We decreased the Fund's consumer staples position based on our valuation assessment. These stocks, particularly some food and household products companies, became more expensive as the market became concerned about overall earnings in the equity universe. We believe there are companies with better valuations and better secular growth characteristics in other areas.

   WE INCREASED THE FUND'S POSITION IN THE INDUSTRIALS SECTOR AS POWERFUL EARNINGS GROWTH AND LOWER PRICE-TO-EARNINGS MULTIPLES MADE SELECTED INDUSTRIALS STOCKS MORE APPEALING FROM A VALUATION PERSPECTIVE.


Q: How do you plan to manage the Fund in the coming months?

A: At this point, we expect economic growth to be stable at relatively modest growth rates. We are in the late stages of this economic cycle and, in our view, valuations on economically-sensitive companies are high by historical standards. This scenario supports continued implementation of our current themes: a preference for larger companies over smaller companies, capitalizing on opportunities to invest in companies with traditional growth characteristics that are trading at attractive valuations and focusing on higher quality companies. Currently there is very little difference in valuations among stocks. We believe that this creates an opportunity to buy higher quality companies that usually trade at a premium over lower quality companies.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                       RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Large Cap Value Fund Class A shares (from 7/1/02 to 7/31/07)* as compared to the performance of two widely cited performance indices, The Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

COMPARATIVE RESULTS

                                                                              SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE LARGE CAP VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,788    $13,266    $16,549       $15,268
        Average annual total return         +7.88%     +9.88%    +10.60%        +8.66%
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000       $11,347    $15,074    $19,646       $17,818
        Average annual total return        +13.47%    +14.66%    +14.46%       +12.03%
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,483    $14,349    $17,940       $16,393
        Average annual total return        +14.83%    +12.79%    +12.40%       +10.21%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LARGE CAP VALUE FUND CLASS A LINE GRAPH)

                                                RIVERSOURCE LARGE CAP
                                                 VALUE FUND CLASS A
                                               (INCLUDES SALES CHARGE)    RUSSELL 1000 VALUE INDEX(1)    LIPPER LARGE-CAP VALUE
                                                      ($15,268)                    ($17,818)            FUNDS INDEX(2) ($16,393)
                                               -----------------------    ---------------------------   ------------------------
7/1/02                                                   9,425                        10,000                        10,000
7/02                                                     8,695                         9,070                         9,136
7/03                                                     9,610                        10,045                         9,923
7/04                                                    10,845                        11,821                        11,424
7/05                                                    12,420                        14,072                        13,144
7/06                                                    13,338                        15,703                        14,276
7/07                                                    15,268                        17,818                        16,393

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,003.50         $ 6.36           1.28%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.45         $ 6.41           1.28%
 Class B
   Actual(b)                   $1,000         $1,001.80         $10.17           2.05%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.63         $10.24           2.05%
 Class C
   Actual(b)                   $1,000         $1,000.00         $10.12           2.04%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.68         $10.19           2.04%
 Class I
   Actual(b)                   $1,000         $1,007.00         $ 3.98            .80%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.83         $ 4.01            .80%
 Class R2
   Actual(b)                   $1,000         $1,001.80         $ 7.99           1.61%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.81         $ 8.05           1.61%
 Class R3
   Actual(b)                   $1,000         $1,003.50         $ 6.76           1.36%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.05         $ 6.80           1.36%
 Class R4*
   Actual(b)                   $1,000         $1,005.30         $ 5.57(c)        1.12%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.24         $ 5.61(c)        1.12%

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  13

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(b)                   $1,000         $1,007.00         $ 4.08            .82%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.73         $ 4.11            .82%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +0.35% for Class A, +0.18% for Class B, +0.00% for Class C, +0.70% for Class I, +0.18% for Class R2, +0.35% for Class R3, +0.53% for Class R4 and +0.70% for Class R5.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.13% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $5.62 for Class R4; the hypothetical expenses paid would have been $5.66 for Class R4.

--------------------------------------------------------------------------------

 14 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (4.5%)
Boeing                                                6,447                $666,813
DRS Technologies                                      2,789                 146,032
General Dynamics                                      2,582                 202,842
Goodrich                                              9,589                 603,244
Honeywell Intl                                       17,597               1,012,004
L-3 Communications Holdings                           3,064                 298,924
Lockheed Martin                                       5,964                 587,335
Northrop Grumman                                      4,684                 356,452
United Technologies                                   5,568                 406,297
                                                                    ---------------
Total                                                                     4,279,943
-----------------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                             8,595                 447,885
Constellation Brands Cl A                             4,720(b)              103,510
PepsiCo                                               6,385                 418,984
                                                                    ---------------
Total                                                                       970,379
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                 1,838(b)               98,775
Biogen Idec                                           1,547(b)               87,467
                                                                    ---------------
Total                                                                       186,242
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Masco                                                10,324                 280,916
-----------------------------------------------------------------------------------

CAPITAL MARKETS (4.5%)
Bank of New York Mellon                              11,455                 487,410
Blackstone Group LP                                   3,109(b)               74,647
Franklin Resources                                      769                  97,948
Goldman Sachs Group                                   1,473                 277,425
KKR Private Equity Investors LP Unit                  6,910(f)              139,582
Lehman Brothers Holdings                             15,639                 969,617
Merrill Lynch & Co                                   12,083                 896,559
Morgan Stanley                                       14,248                 910,020
Oaktree Capital Group LLC Cl A Unit                   5,000(b,d,f)          165,000

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CAPITAL MARKETS (CONT.)
State Street                                          2,245                $150,482
T Rowe Price Group                                    3,050                 158,997
                                                                    ---------------
Total                                                                     4,327,687
-----------------------------------------------------------------------------------

CHEMICALS (1.4%)
Ashland                                               1,544                  94,277
Dow Chemical                                         16,564                 720,202
Eastman Chemical                                      2,941                 202,400
EI du Pont de Nemours & Co                            7,718                 360,662
                                                                    ---------------
Total                                                                     1,377,541
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Fifth Third Bancorp                                   2,535                  93,516
PNC Financial Services Group                          4,848                 323,119
US Bancorp                                           15,502                 464,285
Wachovia                                             20,008                 944,578
Wells Fargo & Co                                     28,487                 962,006
                                                                    ---------------
Total                                                                     2,787,504
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                        1,476                  90,538
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.8%)
Alcatel-Lucent                                        1,757(c)               20,915
Avaya                                                 7,369(b)              121,883
Cisco Systems                                        16,245(b)              469,642
Motorola                                             16,946                 287,913
Nokia ADR                                            10,661(c)              305,331
QUALCOMM                                              3,666                 152,689
Telefonaktiebolaget LM Ericsson ADR                   8,533(c)              319,220
                                                                    ---------------
Total                                                                     1,677,593
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.4%)
Dell                                                  4,296(b)              120,159
Hewlett-Packard                                      20,636                 949,875
Intl Business Machines                                9,297               1,028,713
SanDisk                                               3,587(b)              192,371
                                                                    ---------------
Total                                                                     2,291,118
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                 1,043                $120,477
KBR                                                   4,350(b)              139,591
                                                                    ---------------
Total                                                                       260,068
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.7%)
American Express                                      7,325                 428,806
Capital One Financial                                14,068                 995,451
Discover Financial Services                           7,124(b)              164,208
                                                                    ---------------
Total                                                                     1,588,465
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland                                         3,231                 187,818
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.8%)
Bank of America                                      69,616               3,301,190
Citigroup                                            69,372               3,230,654
JPMorgan Chase & Co                                  42,155               1,855,242
                                                                    ---------------
Total                                                                     8,387,086
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
AT&T                                                 56,056               2,195,152
Citizens Communications                               8,884                 128,196
Deutsche Telekom                                     11,032(c)              189,588
Embarq                                                1,607                  99,297
Verizon Communications                               43,990               1,874,854
Windstream                                            8,592                 118,226
                                                                    ---------------
Total                                                                     4,605,313
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.1%)
Entergy                                               5,925                 592,263
Exelon                                               11,283                 791,503
FPL Group                                             3,269                 188,719
Hawaiian Electric Inds                                5,919                 135,012
Pinnacle West Capital                                 2,105                  78,895
PPL                                                   7,033                 331,536
Progress Energy                                       2,032                  88,717
Southern                                             21,027                 707,349
                                                                    ---------------
Total                                                                     2,913,994
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                      7,384                 347,565
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tyco Electronics                                      3,890(b)              139,331
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ENERGY EQUIPMENT & SERVICES (1.0%)
GlobalSantaFe                                         1,358                 $97,382
Halliburton                                           5,850                 210,717
Natl Oilwell Varco                                    1,659(b)              199,262
Pride Intl                                            3,717(b)              130,281
Transocean                                            1,455(b)              156,340
Weatherford Intl                                      3,548(b)              196,311
                                                                    ---------------
Total                                                                       990,293
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
CVS Caremark                                         10,659                 375,090
Safeway                                               1,461                  46,562
Wal-Mart Stores                                      12,621                 579,935
                                                                    ---------------
Total                                                                     1,001,587
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Campbell Soup                                         5,584                 205,659
General Mills                                         3,828                 212,913
Kellogg                                               8,415                 435,981
Kraft Foods Cl A                                     10,881                 356,353
                                                                    ---------------
Total                                                                     1,210,906
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                 5,805                 294,604
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Bausch & Lomb                                         2,258                 144,354
Boston Scientific                                    30,890(b)              406,204
Covidien                                              3,890(b,c)            159,285
                                                                    ---------------
Total                                                                       709,843
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna                                                 8,045                 386,722
Cardinal Health                                       3,560                 233,999
CIGNA                                                 5,451                 281,490
McKesson                                              2,185                 126,206
UnitedHealth Group                                    3,676                 178,029
                                                                    ---------------
Total                                                                     1,206,446
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Intl Game Technology                                  4,041                 142,728
Marriott Intl Cl A                                    8,558                 355,585
McDonald's                                            8,975                 429,633
Pinnacle Entertainment                                4,309(b)              114,232
                                                                    ---------------
Total                                                                     1,042,178
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOUSEHOLD DURABLES (0.6%)
DR Horton                                            14,080                $229,786
Hovnanian Enterprises Cl A                           10,209(b)              135,167
Lennar Cl A                                           3,184                  97,621
Standard-Pacific                                      7,196                 106,573
                                                                    ---------------
Total                                                                       569,147
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive                                     6,350                 419,100
Procter & Gamble                                      6,308                 390,213
Spectrum Brands                                      16,774(b)               73,638
                                                                    ---------------
Total                                                                       882,951
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
3M                                                    1,789                 159,078
General Electric                                     53,969               2,091,838
Tyco Intl                                             5,165(c)              244,241
                                                                    ---------------
Total                                                                     2,495,157
-----------------------------------------------------------------------------------

INSURANCE (6.8%)
ACE                                                  13,215(c)              762,770
AFLAC                                                 9,940                 518,073
American Intl Group                                  27,837               1,786,578
Aon                                                   2,672                 106,987
Arch Capital Group                                    1,821(b,c)            126,851
Chubb                                                 5,971                 300,998
Endurance Specialty Holdings                          2,929(c)              109,545
Hartford Financial Services Group                    13,895               1,276,533
MetLife                                               4,829                 290,802
Prudential Financial                                 10,549                 934,958
XL Capital Cl A                                       3,316(c)              258,184
                                                                    ---------------
Total                                                                     6,472,279
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media -- Interactive Cl A                     6,882(b,e)            144,178
-----------------------------------------------------------------------------------

IT SERVICES (1.1%)
Affiliated Computer Services Cl A                     6,808(b)              365,318
Automatic Data Processing                             5,213                 241,987
Electronic Data Systems                               5,402                 145,800

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
IT SERVICES (CONT.)
First Data                                            7,941                $252,444
HCL Technologies                                      6,629(c)               51,381
                                                                    ---------------
Total                                                                     1,056,930
-----------------------------------------------------------------------------------

MACHINERY (2.3%)
Caterpillar                                           7,500                 590,999
Deere & Co                                            3,556                 428,214
Flowserve                                             4,814                 347,908
Illinois Tool Works                                   2,504                 137,845
Ingersoll-Rand Cl A                                   2,893(c)              145,576
ITT                                                   3,018                 189,772
Parker Hannifin                                       3,790                 373,997
                                                                    ---------------
Total                                                                     2,214,311
-----------------------------------------------------------------------------------

MEDIA (5.2%)
Comcast Cl A                                         21,089(b)              554,008
Comcast Special Cl A                                 13,594(b)              355,755
EchoStar Communications Cl A                          3,920(b)              165,777
News Corp Cl A                                       40,207                 849,172
Time Warner                                          46,479                 895,185
Viacom Cl B                                           7,452(b)              285,412
Virgin Media                                         32,436                 805,710
Vivendi                                              13,364(c)              567,687
Walt Disney                                          15,642                 516,186
                                                                    ---------------
Total                                                                     4,994,892
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcan                                                 1,749(c)              170,353
Alcoa                                                 8,938                 341,431
                                                                    ---------------
Total                                                                       511,784
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
JC Penney                                             5,545                 377,282
Macy's                                                3,918                 141,322
Target                                                3,739                 226,471
                                                                    ---------------
Total                                                                       745,075
-----------------------------------------------------------------------------------

MULTI-UTILITIES (1.0%)
Dominion Resources                                    8,191                 689,846
Xcel Energy                                          12,779                 259,414
                                                                    ---------------
Total                                                                       949,260
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.4%)
Anadarko Petroleum                                    1,933                  97,288
BP ADR                                                7,277(c)              505,024
Chesapeake Energy                                     2,901                  98,750

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Chevron                                              27,425              $2,338,256
ConocoPhillips                                       22,732               1,837,655
Devon Energy                                          4,635                 345,817
Exxon Mobil                                          53,775               4,577,865
Royal Dutch Shell ADR                                 2,477(c)              192,190
Total                                                10,373(c)              816,937
Valero Energy                                           701                  46,974
XTO Energy                                            1,700                  92,701
                                                                    ---------------
Total                                                                    10,949,457
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Bowater                                               9,811                 192,492
Intl Paper                                            8,971                 332,555
Weyerhaeuser                                          5,601                 399,015
                                                                    ---------------
Total                                                                       924,062
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Avon Products                                         1,361                  49,010
Herbalife                                             1,309(c)               53,642
                                                                    ---------------
Total                                                                       102,652
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.4%)
Bristol-Myers Squibb                                 28,822                 818,833
Eli Lilly & Co                                        6,171                 333,789
Johnson & Johnson                                     6,415                 388,108
Merck & Co                                           21,135               1,049,353
Novartis ADR                                          3,548(c)              191,415
Pfizer                                               98,713               2,320,742
Schering-Plough                                      17,472                 498,651
Wyeth                                                 9,998                 485,103
                                                                    ---------------
Total                                                                     6,085,994
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Annaly Capital Management                             9,799                 141,596
Apartment Investment & Management Cl A                3,842                 162,324
                                                                    ---------------
Total                                                                       303,920
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Atmel                                                45,684(b)              246,237
Cypress Semiconductor                                10,042(b)              251,653
Intel                                                28,173                 665,445

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
LSI                                                  20,035(b)             $144,252
Spansion Cl A                                        36,533(b)              387,615
Texas Instruments                                     1,766                  62,146
United Microelectronics ADR                           6,552(c)               21,163
                                                                    ---------------
Total                                                                     1,778,511
-----------------------------------------------------------------------------------

SOFTWARE (1.0%)
ACI Worldwide                                         1,666(b)               50,863
BEA Systems                                           8,614(b)              106,641
Microsoft                                            19,380                 561,827
Oracle                                                9,350(b)              178,772
Quest Software                                        3,295(b)               48,766
                                                                    ---------------
Total                                                                       946,869
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Gap                                                   5,438                  93,534
Home Depot                                            9,475                 352,186
Limited Brands                                        3,784                  91,384
Lowe's Companies                                     13,136                 367,938
Penske Automotive Group                               2,387                  46,499
TJX Companies                                         9,228                 256,077
                                                                    ---------------
Total                                                                     1,207,618
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.7%)
Countrywide Financial                                37,597               1,059,107
Fannie Mae                                           12,995                 777,621
Freddie Mac                                          12,410                 710,721
                                                                    ---------------
Total                                                                     2,547,449
-----------------------------------------------------------------------------------

TOBACCO (1.3%)
Altria Group                                         18,802               1,249,769
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
ALLTEL                                                7,240                 477,478
Sprint Nextel                                        34,909                 716,681
Vodafone Group ADR                                   12,256(c)              371,970
                                                                    ---------------
Total                                                                     1,566,129
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $80,262,638)                                                     $91,853,352
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

MONEY MARKET FUND (3.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  3,317,297(g)           $3,317,297
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,317,297)                                                       $3,317,297
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $83,579,935)(h)                                                  $95,170,649
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2007, the value of foreign securities represented 5.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $165,000 or 0.2% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit            05-01-06                  $171,437
Oaktree Capital Group LLC Cl A Unit*     05-21-07 thru 07-19-07            214,540

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(g)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(h) At July 31, 2007, the cost of securities for federal income tax purposes was $84,408,500 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $12,780,631
Unrealized depreciation                                             (2,018,482)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $10,762,149
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  19

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 20 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $80,262,638)           $91,853,352
   Affiliated money market fund (identified cost $3,317,297)
      (Note 5)                                                    3,317,297
---------------------------------------------------------------------------
Total investments in securities (identified cost
   $83,579,935)                                                  95,170,649
Capital shares receivable                                            26,347
Dividends and accrued interest receivable                           104,859
Receivable for investment securities sold                           617,082
---------------------------------------------------------------------------
Total assets                                                     95,918,937
---------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               42,734
Payable for investment securities purchased                         328,397
Accrued investment management services fee                            1,589
Accrued distribution fee                                                882
Accrued transfer agency fee                                             400
Accrued administrative services fee                                     159
Other accrued expenses                                               49,277
---------------------------------------------------------------------------
Total liabilities                                                   423,438
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $95,495,499
===========================================================================

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  21

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $   167,288
Additional paid-in capital                                       77,976,295
Undistributed net investment income                                 496,785
Accumulated net realized gain (loss)                              5,264,417
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                    11,590,714
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $95,495,499
===========================================================================

Net assets applicable to outstanding
   shares:                                   Class A                           $62,421,177
                                             Class B                           $15,116,287
                                             Class C                           $ 1,041,705
                                             Class I                           $16,865,439
                                             Class R2                          $     4,345
                                             Class R3                          $     4,352
                                             Class R4                          $    37,830
                                             Class R5                          $     4,364
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           10,928,420    $      5.71
                                             Class B shares       2,672,256    $      5.66
                                             Class C shares         184,547    $      5.64
                                             Class I shares       2,934,662    $      5.75
                                             Class R2 shares            763    $      5.69
                                             Class R3 shares            763    $      5.70
                                             Class R4 shares          6,589    $      5.74
                                             Class R5 shares            763    $      5.72
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $6.06. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 2,091,091
Interest                                                             19,596
Income distributions from affiliated money market fund (Note
   5)                                                               183,566
      Less foreign taxes withheld                                   (10,021)
---------------------------------------------------------------------------
Total income                                                      2,284,232
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  602,406
Distribution fee
   Class A                                                          160,778
   Class B                                                          188,820
   Class C                                                           11,437
   Class R2                                                              14
   Class R3                                                               7
Transfer agency fee
   Class A                                                          118,243
   Class B                                                           37,163
   Class C                                                            2,230
   Class R2                                                               2
   Class R3                                                               2
   Class R4                                                              33
   Class R5                                                             306
Service fee -- Class R4                                                  13
Administrative services fees and expenses                            60,574
Plan administration services fee
   Class R2                                                               7
   Class R3                                                               7
   Class R4                                                              60
Compensation of board members                                         1,892
Custodian fees                                                       31,970
Printing and postage                                                 29,010
Registration fees                                                    95,700
Professional fees                                                    28,149
Other                                                                 6,319
---------------------------------------------------------------------------
Total expenses                                                    1,375,142
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                            (5)
---------------------------------------------------------------------------
                                                                  1,375,137
   Earnings and bank fee credits on cash balances (Note 2)           (8,325)
---------------------------------------------------------------------------
Total net expenses                                                1,366,812
---------------------------------------------------------------------------
Investment income (loss) -- net                                     917,420
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  23

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                       $ 7,967,043
   Foreign currency transactions                                             (1,176)
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   7,965,867
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     4,751,162
-----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                    12,717,029
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $13,634,449
===================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                            2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                            $    917,420    $  1,745,900
Net realized gain (loss) on investments                       7,965,867      12,601,161
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                          4,751,162      (5,201,720)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                13,634,449       9,145,341
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                  (754,607)       (878,948)
      Class B                                                   (58,266)       (101,985)
      Class C                                                    (4,777)         (5,946)
      Class I                                                  (250,586)       (815,837)
      Class R2                                                      (78)            N/A
      Class R3                                                      (78)            N/A
      Class R4                                                     (453)         (1,721)
      Class R5                                                      (79)            N/A
   Net realized gain
      Class A                                                (9,225,989)     (3,373,386)
      Class B                                                (2,795,600)     (1,215,159)
      Class C                                                  (166,141)        (63,394)
      Class I                                                (2,248,825)     (2,287,588)
      Class R2                                                     (708)            N/A
      Class R3                                                     (708)            N/A
      Class R4                                                   (5,335)         (5,789)
      Class R5                                                     (708)            N/A
---------------------------------------------------------------------------------------
Total distributions                                         (15,512,938)     (8,749,753)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  25

YEAR ENDED JULY 31,                                            2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                 $ 10,152,788    $ 11,203,132
   Class B shares                                             1,711,166       1,923,861
   Class C shares                                               211,888         172,850
   Class I shares                                             2,650,378      13,890,983
   Class R2 shares                                                5,000             N/A
   Class R3 shares                                                5,000             N/A
   Class R4 shares                                                1,000           1,022
   Class R5 shares                                            2,488,893             N/A
Reinvestment of distributions at net asset value
   Class A shares                                             9,755,373       4,161,490
   Class B shares                                             2,826,941       1,301,183
   Class C shares                                               162,715          67,763
   Class I shares                                             2,498,502       3,103,080
   Class R4 shares                                                3,775           6,764
Payments for redemptions
   Class A shares                                           (19,024,336)    (27,249,234)
   Class B shares (Note 2)                                   (8,203,518)    (12,824,832)
   Class C shares (Note 2)                                     (420,058)       (534,833)
   Class I shares                                            (1,080,983)    (41,255,992)
   Class R4 shares                                                   --        (114,743)
   Class R5 shares                                           (2,561,087)            N/A
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                               1,183,437     (46,147,506)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (695,052)    (45,751,918)
Net assets at beginning of year                              96,190,551     141,942,469
---------------------------------------------------------------------------------------
Net assets at end of year                                  $ 95,495,499    $ 96,190,551
=======================================================================================
Undistributed net investment income                        $    496,785    $    662,124
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Large Cap Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Large Cap Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  27

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at July 31, 2007 was $304,582 representing 0.32% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

 28 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2007, the Fund had no outstanding futures contracts.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  29

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of

--------------------------------------------------------------------------------

 30 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $13,835 and accumulated net realized gain has been increased by $13,835.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $2,470,246    $1,836,908
      Long-term capital gain....................     7,510,350     2,415,525
CLASS B
Distributions paid from:
      Ordinary income...........................       578,128       447,025
      Long-term capital gain....................     2,275,738       870,119
CLASS C
Distributions paid from:
      Ordinary income...........................        35,672        23,946
      Long-term capital gain....................       135,246        45,394
CLASS I
Distributions paid from:
      Ordinary income...........................       668,771     1,465,389
      Long-term capital gain....................     1,830,640     1,638,036
CLASS R2*
Distributions paid from:
      Ordinary income...........................           210           N/A
      Long-term capital gain....................           576           N/A
CLASS R3*
Distributions paid from:
      Ordinary income...........................           210           N/A
      Long-term capital gain....................           576           N/A
CLASS R4**
Distributions paid from:
      Ordinary income...........................         1,445         3,365
      Long-term capital gain....................         4,343         4,145
CLASS R5*
Distributions paid from:
      Ordinary income...........................           211           N/A
      Long-term capital gain....................           576           N/A

 * For the period from Dec. 11, 2006 (inception date) to July 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  31

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $ 1,322,432
Undistributed accumulated long-term gain...................    $ 5,268,531
Unrealized appreciation (depreciation).....................    $10,760,953

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

--------------------------------------------------------------------------------

 32 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $3,332 for the year ended July 31, 2007. The management fee for the year ended July 31, 2007 was 0.60% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $2,810 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  33

Fund's average daily net assets, attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Funds average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributor, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $82,042 for Class A, $20,398 for Class B and $32 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 34 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, were 1.12% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $5. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.29% for Class A, 2.05% for Class B, 2.06% for Class C, 0.94% for Class I, 1.69% for Class R2, 1.44% for Class R3, 1.12% for Class R4 and 0.94% for Class R5 of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.13% for Class R4 of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $8,325 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $33,960,989 and $50,345,720, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  35

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JULY 31, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        1,700,418      1,738,926      (3,203,244)          236,100
Class B                          290,285        506,620      (1,386,106)         (589,201)
Class C                           36,321         29,213         (71,502)           (5,968)
Class I                          440,786        443,784        (184,695)          699,875
Class R2*                            763             --              --               763
Class R3*                            763             --              --               763
Class R4**                           165            671              --               836
Class R5*                        439,307             --        (438,544)              763
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED JULY 31, 2006
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        1,942,339        743,124      (4,706,798)       (2,021,335)
Class B                          336,668        233,606      (2,243,828)       (1,673,554)
Class C                           30,218         12,166         (93,245)          (50,861)
Class I                        2,383,522        552,149      (7,154,110)       (4,218,439)
Class R4**                           175          1,204         (19,573)          (18,194)
----------------------------------------------------------------------------------------------

  * For the period from Dec. 11, 2006 (inception date) to July 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $40,454,168 and $37,136,871, respectively, for the year ended July 31, 2007.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective

--------------------------------------------------------------------------------

 36 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  37

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect

--------------------------------------------------------------------------------

 38 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT on the consolidated financial condition or results of operations of Ameriprise Financial.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $5.88          $5.83          $5.34          $4.98          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(b)         .09            .06            .04            .03
Net gains (losses) (both realized and
 unrealized)                                .77            .32            .70            .59            .44
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .83            .41            .76            .63            .47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.07)          (.04)          (.03)          (.01)
Distributions from realized gains          (.93)          (.29)          (.23)          (.24)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.00)          (.36)          (.27)          (.27)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.71          $5.88          $5.83          $5.34          $4.98
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $62            $63            $74            $67            $31
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.28%          1.21%          1.29%          1.24%(e)       1.25%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .99%          1.35%          1.07%           .95%          1.01%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%            46%            57%            59%            77%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          14.47%          7.39%         14.52%         12.85%         10.52%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.54% and 2.64% for the years ended July 31, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  39

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.82          $5.77          $5.29          $4.95          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01(b)         .04            .01             --            .01
Net gains (losses) (both realized and
 unrealized)                                .78            .32            .70            .59            .43
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .79            .36            .71            .59            .44
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)          (.02)            --           (.01)          (.01)
Distributions from realized gains          (.93)          (.29)          (.23)          (.24)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)          (.31)          (.23)          (.25)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.66          $5.82          $5.77          $5.29          $4.95
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $15            $19            $28            $25            $13
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.05%          1.97%          2.05%          2.00%(e)       2.00%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .23%           .59%           .30%           .16%           .25%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%            46%            57%            59%            77%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          13.75%          6.51%         13.66%         12.00%          9.66%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.30% and 3.40% for the years ended July 31, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.82          $5.77          $5.29          $4.94          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01(b)         .04            .01             --            .01
Net gains (losses) (both realized and
 unrealized)                                .76            .32            .70            .60            .42
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .77            .36            .71            .60            .43
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.02)          (.02)            --           (.01)          (.01)
Distributions from realized gains          (.93)          (.29)          (.23)          (.24)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)          (.31)          (.23)          (.25)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.64          $5.82          $5.77          $5.29          $4.94
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1             $1             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.04%          1.98%          2.06%          2.00%(e)       2.00%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .23%           .58%           .30%           .19%           .26%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%            46%            57%            59%            77%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          13.50%          6.56%         13.62%         12.19%          9.50%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.30% and 3.40% for the years ended July 31, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  41

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,                    2007              2006           2005        2004(B)
Net asset value, beginning of
 period                                           $5.91          $5.86          $5.36          $5.57
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                        .08(c)         .12            .07            .03
Net gains (losses) (both
 realized and unrealized)                           .79            .32            .72           (.24)
-------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                                         .87            .44            .79           (.21)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                            (.10)          (.10)          (.06)            --
Distributions from realized
 gains                                             (.93)          (.29)          (.23)            --
-------------------------------------------------------------------------------------------------------------------
Total distributions                               (1.03)          (.39)          (.29)            --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $5.75          $5.91          $5.86          $5.36
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                          $17            $13            $38            $16
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e)                           .85%           .75%           .86%           .93%(f),(g)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net
 assets                                           1.41%          1.85%          1.50%          1.33%(f)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                                        35%            46%            57%            59%
-------------------------------------------------------------------------------------------------------------------
Total return(h)                                  15.10%          7.86%         14.97%         (3.77%)(i)
-------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.02% for the period ended July 31, 2004.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $6.55
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(c)
Net gains (losses) (both realized and
 unrealized)                                .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
Distributions from realized gains          (.93)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.63%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .55%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           2.84%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  43

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $6.55
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03(c)
Net gains (losses) (both realized and
 unrealized)                                .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
Distributions from realized gains          (.93)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.38%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .80%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           3.03%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.90          $5.85          $5.36          $4.99          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07(b)         .10            .07            .04            .03
Net gains (losses) (both realized and
 unrealized)                                .78            .32            .70            .61            .45
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .85            .42            .77            .65            .48
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)          (.08)          (.05)          (.04)          (.01)
Distributions from realized gains          (.93)          (.29)          (.23)          (.24)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.01)          (.37)          (.28)          (.28)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.74          $5.90          $5.85          $5.36          $4.99
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.12%(e)       1.00%          1.11%          1.06%(e)        .95%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.14%          1.69%          1.25%          1.12%          1.30%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%            46%            57%            59%            77%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          14.67%          7.55%         14.67%         13.14%         10.76%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.13%, 1.36%, and 2.46% for the years ended July 31, 2007, 2004 and 2003, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  45

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $6.55
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(c)
Net gains (losses) (both realized and
 unrealized)                                .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .20
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
Distributions from realized gains          (.93)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.72
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .83%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.45%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          35%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           3.40%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF THE RIVERSOURCE LARGE CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Large Cap Value Fund (the Fund), one of the portfolios constituting the RiverSource Large Cap Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  47

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Large Cap Value Fund of the RiverSource Large Cap Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 48 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.24819

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $1.00306

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.19176

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $0.94663

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.19910

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $0.95397

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  49

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27577

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $1.03064

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27462

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $1.02949

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27505

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $1.02992

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25120

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $1.00607

--------------------------------------------------------------------------------

 50 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          85.37%
      Dividends Received Deduction for corporations.........          79.11%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27570

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.75487
Total distributions.........................................        $1.03057

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded

--------------------------------------------------------------------------------

 56 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT 57 profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no

--------------------------------------------------------------------------------

 58 RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                      RIVERSOURCE LARGE CAP VALUE FUND -- 2007 ANNUAL REPORT  59

     RIVERSOURCE(R) LARGE CAP VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                      This report must be accompanied or preceded by the
                                      Fund's current prospectus. RiverSource(R) mutual funds
                                      are distributed by RiverSource Distributors, Inc. and
                                      Ameriprise Financial Services, Inc., Members FINRA, and
                                      managed by RiverSource Investments, LLC. These
       (RIVERSOURCE INVESTMENTS LOGO) companies are part of Ameriprise Financial, Inc.        S-6246 H (9/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Large Cap Series, Inc. were as follows:

                                 2007 - $74,600

(b) Audit - Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement reviews for RiverSource Large Cap Series, Inc. were as follows:

                                  2007 - $3,180

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services for RiverSource Large Cap Series, Inc. were as follows:

                                 2007 - $11,400

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Large Cap Series, Inc. were as follows:

                                    2007 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $246,660

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the audit committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
RiverSource Large Cap Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2007


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date October 3, 2007